UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)      (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
September 30, 2016

Franklin Custodian Funds

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Economic and Market Overview	3
Franklin DynaTech Fund	4
Franklin Growth Fund	12
Franklin Income Fund	20
Franklin U.S. Government Securities Fund	28
Franklin Utilities Fund	34
Financial Highlights and Statements of Investments	40
Financial Statements	95
Notes to Financial Statements	104
Report of Independent Registered
Public Accounting Firm	127
Tax Information	128
Board Members and Officers	129
Shareholder Information	133

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy grew modestly during the first three quarters of the 12 months ended September 30, 2016, despite a general decline in private inventory, nonresidential fixed investments and exports. However, personal consumption expenditures remained strong throughout the period, contributing to faster growth in 2016’s third quarter as nonresidential fixed investments and exports grew. Manufacturing conditions generally contracted during the first half of the period, but generally expanded in the second half. Manufacturing data rebounded in September to enter into expansionary territory after contracting in August. The services sector, although volatile, continued to grow throughout the period. Growth in services contributed to new jobs, and the unemployment rate decreased slightly from 5.1% in September 2015 to 5.0% at period-end.1 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew for most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. After declining in August, retail sales rose in September, driven largely by sales in auto and auto components dealers, gasoline stations and grocery stores. Inflation, as measured by the Consumer Price Index (CPI), rose slightly in September due to an increase in shelter and gasoline costs. The CPI reported its strongest monthly reading over the past three years in April as energy prices rose.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December 2015 meeting and maintained the rate through the period-end. In July, the Fed Chair signaled the possibility of a near-term increase in interest rates citing strengthening labor market conditions and the Fed’s optimism about future economic growth. However, following lower-than-expected job growth in August, the Fed kept interest rates unchanged at its September meeting and lowered its forecast for 2016 U.S. economic growth.

U.S. stock markets rose during the period, as investors remained confident after the European Central Bank expanded its quantitative easing measures and cut its benchmark interest rate to zero, the People’s Bank of China introduced further easing measures, and the Bank of Japan adopted a negative interest rate policy. However, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”) and global growth concerns weighed on market sentiment. Toward period-end, the rally in crude oil prices and the Fed’s decision to keep interest rates unchanged further boosted investor confidence. The broad U.S. stock market ended the 12-month period higher, as measured by the Standard & Poor’s® 500 Index.

The foregoing information reflects our analysis and opinions as of September 30, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin DynaTech Fund

This annual report for Franklin DynaTech Fund covers the fiscal year ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, have superior management and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares delivered a +15.73% cumulative total return for the 12 months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a total return of +13.76%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500®), produced a +15.43% return, and domestic and international-based stocks as measured by the NASDAQ Composite Index® had a +16.42% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, most investment sectors contributed to absolute performance. The Fund’s information technology (IT) holdings contributed notably to results.2 Social media company Facebook helped Fund returns. The company continued to outperform expectations, and grew its advertising revenues for three consecutive quarters based on continued strong customer engagement, strong performance of its immersive advertising formats, and the initial ramp-up of the monetization of its Instagram division. Chinese Internet portal Tencent Holdings was another key contributor. The company’s accelerated revenue growth was driven by the popularity of WeChat, a leading social/messaging platform in China. Tencent also built out its ecosystem around its social media platforms, which included games, subscriptions, advertising and online-to-offline services. Alphabet, Google’s parent company, enjoyed strong revenue growth during the period based on the addition of a new mobile advertising offer and the success of advertising programs from the company’s YouTube division. Additionally, the introduction of Ruth Porat as the company’s chief executive officer in 2015 improved Alphabet’s transparency, financial discipline and shareholder friendliness. Furthermore, the company’s core business exercised discipline, driving margin expansion during the period. Alphabet also cut back or adjusted its strategy in several of its research and development projects.

The Fund’s consumer discretionary sector holdings also aided performance.3 Internet retailer Amazon.com enjoyed strong performance, driven by record-breaking sales during its Prime

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell
Investment Group.
2. The IT sector comprises communications equipment; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
3. The consumer discretionary sector comprises Internet and direct marketing retail and textiles, apparel and luxury goods in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 45.

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Day promotion. Liberty Broadband is primarily an investment vehicle in Charter Communications. Charter reported solid results during the period with continued improvement in legacy Charter subscriber and profitability growth.

The Fund’s health care sector holdings also aided performance.4 Medical device manufacturer Edwards Lifesciences performed well during the period. Sales and profits from its trans-catheter heart valve replacement systems exceeded investor expectations. Also, the company released positive clinical trial data that showed the use of trans-catheter heart valves resulted in lower rates of mortality and stroke relative to traditional surgical heart valve replacements. IDEXX Laboratories performed well after its successful transition to a direct sales model boosted sales and profits. Medical insurance provider UnitedHealth Group continued to execute well on all fronts. In its managed care division, the company delivered better medical cost management and above-industry average growth in Medicare Advantage policies. Also, UnitedHealth successfully integrated the acquisition of pharmacy-benefit manager Catamaran, which led to a pickup in market share. The company’s health technology division exceeded investor expectations with strong internal and external growth in all business lines.

In contrast, some individual positions detracted from Fund results. Business-oriented social network LinkedIn’s revenue failed to meet expectations during the company’s fourth quarter of 2015.5 LinkedIn’s stock price was also impacted by negative results from its Tableau Software division and fears of a recession.

Pharmaceutical company Allergan’s5 shares declined after the U.S. Treasury passed new tax rules that forced the company to terminate its planned merger with Pfizer. Allergan’s number of acquisitions and divestitures made investors cautious about its outlook as an independent company.

Biopharmaceutical company Gilead Sciences’s results declined along with the rest of the health care sector. The company was pressured by weakening sales of its hepatitis C drug Harvoni. Gilead was also hampered by a lack of transformative mergers and acquisition activity during the period.

Palo Alto Networks, a cyber-security technology company, struggled during the past year as heavy investments made in the prior two years slowed and investment shifted to subscriptions.

Medical waste manager Stericycle suffered from increased competition that reduced revenues and profitability of the company’s industrial and manufacturing waste business.5

Regeneron Pharmaceuticals was impacted by a number of factors. The biotechnology company suffered from a decline in its first quarter along with the rest of the health care sector, and Regeneron’s comparatively high debt level exacerbated results. Also, the management team surprised investors by forecasting a

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.
5. Not held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

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Top 10 Holdings
9/30/16
Company	% of Total
Sector/Industry	Net Assets
Amazon.com Inc.	6.3%
Internet & Direct Marketing Retail
Alphabet Inc.	5.6%
Internet Software & Services
Facebook Inc.	4.6%
Internet Software & Services
Mastercard Inc.	3.3%
IT Services
Visa Inc.	2.7%
IT Services
Edwards Lifesciences Corp.	2.4%
Health Care Equipment & Supplies
Equinix Inc.	2.4%
Real Estate Investment Trusts (REITs)
Tencent Holdings Ltd.	2.3%
Internet Software & Services
Celgene Corp.	2.2%
Biotechnology
Salesforce.com Inc.	1.9%
Software

large ramp-up in expenses that could occur in the company’s fourth quarter of 2016. Regeneron also had disappointing results from its Praluent and Eylea products.

Biopharmaceutical research company Incyte’s product development pipeline suffered from setbacks. The company ran a trial to determine if its Epacadostat therapy could work with Merck’s Keytruda drug to treat melanomas. Results did not demonstrate clear-cut efficacy. Additionally, Incyte discontinued development of its Jakafi medication as a solid tumor therapy after receiving disappointing results from a pancreatic cancer trial.

Sportswear maker Under Armour underperformed primarily because growth decelerated.5 Sales during the period were impacted by one-time factors including sports retailer bankruptcies and unfavorable weather causing excess inventory.

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.89%
1-Year	+15.73%	+9.07%
5-Year	+112.24%	+14.87%
10-Year	+156.11%	+9.21%
Advisor[5]			0.64%
1-Year	+16.02%	+16.02%
5-Year	+114.95%	+16.54%
10-Year	+161.49%	+10.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s investments in fast-growing industries, including the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small- and mid-capitalization capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +110.17%
and +9.27%
6. Source: Morningstar. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international-based common type stocks listed on The NASDAQ Stock Market.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,132.80	$4.96	$1,020.35	$4.70	0.93%
C	$1,000	$1,128.80	$8.94	$1,016.60	$8.47	1.68%
R	$1,000	$1,131.20	$6.29	$1,019.10	$5.96	1.18%
R6	$1,000	$1,135.30	$2.62	$1,022.55	$2.48	0.49%
Advisor	$1,000	$1,134.20	$3.63	$1,021.60	$3.44	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Fund

This annual report for Franklin Growth Fund covers the fiscal year ended September 30, 2016.

As previously communicated, shareholders approved the reorganization of Franklin Large Cap Equity Fund into Franklin Growth Fund. The transactions were completed on March 11, 2016, and shares of Franklin Large Cap Equity Fund share classes A, C, R and Advisor were exchanged for shares in Franklin Growth Fund share classes A, C, R, and Advisor, respectively.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares delivered a +12.57% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, had a +15.43% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 54.

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Manager’s Discussion

Franklin Growth Fund owned shares of 162 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the period under review, most investment sectors contributed to absolute performance including information technology (IT), health care and financials.2 In IT, Microsoft, a software and IT services company, benefited over the past year from investors gaining greater confidence in their ability to be relevant in the cloud-computing era with their key productivity and server software franchises. Specifically, its productivity suite moved rapidly to Office 365, while its server franchise found new growth opportunities with the company’s Azure platform. In addition, the company executed well on various cost containment and capital return initiatives with stepped-up share repurchases and a solid dividend. Computer Sciences (CSC), a provider of IT infrastructure services, was boosted by the announcement of a merger with HP Enterprise’s IT Services business in May. With the merger, CSC anticipated achieving significant annual cost synergies, which could drive significant earnings for shareholders. Global positioning system developer Trimble had strong revenue growth during the period from its mobile solutions division.

In health care, shares of precision instrument manufacturer Mettler-Toledo International benefited from strong earnings growth based on strong execution of its operating platforms and a more aggressive share buyback program. Also, the company’s new business-management software enabled improved margins and capital management. Robotic surgical system maker Intuitive Surgical performed well during the period due to sales and profits exceeding investor expectations. The company’s procedure growth rate accelerated, driven by a recovery in prostatectomy procedures and growth in hernia procedures. Medical devices, pharmaceutical and consumer packaged goods manufacturer Johnson & Johnson’s sales and profits exceeded investor expectations as the company’s pharmaceuticals division delivered continued strong growth across multiple products.

In financials, investment management firm BlackRock benefited from the U.S. Department of Labor’s (DOL) new Fiduciary Rule, which investors believed could accelerate the growth of exchange-traded funds versus actively managed

Top 10 Holdings
9/30/16
Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	3.8%
Technology Hardware & Equipment
Amazon.com Inc.	2.4%
Retailing
Alphabet Inc.	2.1%
Software & Services
Northrop Grumman Corp.	1.9%
Capital Goods
Alaska Air Group Inc.	1.7%
Transportation
Union Pacific Corp.	1.6%
Transportation
Microsoft Corp.	1.6%
Software & Services
Mettler-Toledo International Inc.	1.5%
Pharmaceuticals, Biotechnology & Life Sciences
Amgen Inc.	1.4%
Pharmaceuticals, Biotechnology & Life Sciences
The Walt Disney Co.	1.3%
Media

investments. The company also delivered continued strong organic asset growth. Insurer Aflac performed well during the period based on better-than-expected improvement in U.S. and Japanese new policy sales. The company also had continued favorable claim experience and margins relative to previous guidance from the management team. Aflac was also aided by the strengthening of the Japanese yen against the U.S. dollar during the period. Investment, retirement and financial services provider Charles Schwab performed well. The federal funds rate rose, which improved net interest margin and reduced money market fee waivers. Investors also believed the company could benefit from the DOL’s Fiduciary Rule.

All sectors the Fund invested in produced positive performance on an absolute basis during the period. However, some individual positions detracted from Fund results. Our positions in airlines, including Alaska Air Group and Allegiant Travel, were challenged by a decline in fares resulting from too much capacity being added. The capacity was added because fuel prices were down and operations were profitable. This environment led to record industry profits, but the companies’ stock prices were punished because investors viewed the added

2. The IT sector comprises technology hardware equipment, software and services, and semiconductors and semiconductor equipment in the SOI. The health caresector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI. The financials sector comprises banks, diversified financials and insurance in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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capacity as undisciplined oversupply that could not be pulled back if demand weakened.

Earlier in the period, diversified medical services provider Envision Healthcare Holdings had operational issues. The company experienced an unexpected slowdown in volume and the management team was not able to adjust operating costs on a timely basis, which led to a margin shortfall. Envision also had losses from a handful of unprofitable contracts. The management team implemented plans to fix these issues and saw initial signs of success. Near the end of the company’s performance year, Envision entered into a merger with competitor Amsurg to create a much strong and larger physician service company to capture future growth opportunity. We sold our position by period-end.

Apparel and footwear company VF Corporation had poor performance driven by bad weather last winter that impacted its North Face and Timberland brands. Retailers cut back on inventory levels, which directly hurt the company’s 2016 sales. Factors that led to near-term weakness for VF’s stock included increased competition for the company’s Vans division and lower retail reorders.

Pharmaceutical company Allergan’s shares declined after the U.S. Treasury passed new tax rules that forced the company to terminate its planned merger with Pfizer. Allergan’s dramatic number of acquisitions and divestitures made investors cautious about its outlook as an independent company.

Medical waste manager Stericycle suffered from increased competition that reduced revenues and profitability of the company’s industrial and manufacturing waste business.

Sensata Technologies Holding, a producer of control systems for industrial manufacturers, had poor performance during the period because of investor fears about cyclical companies with high yield debt and peaking automobile production. Sensata also had to reset its earnings lower twice based on slowing industrial demand in emerging markets.

Sportswear maker NIKE underperformed primarily because growth decelerated. Sales during the period were impacted by one-time factors including sports retailer bankruptcies and unfavorable weather causing excess inventory.

The stock price of entertainment conglomerate Walt Disney has underperformed since the launch of “Star Wars: The Force Awakens” last December. Investors were concerned about potentially flat earnings in the company’s fiscal year 2017 based on lower subscriber levels for its ESPN division that could impact negotiations for NBA broadcasting rights and the lack of a new “Star Wars” movie.

Thank you for your participation in Franklin Growth Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

FRANKLIN GROWTH FUND

Performance Summary as of September 30, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.88%
1-Year	+12.57%	+6.10%
5-Year	+104.84%	+14.06%
10-Year	+117.98%	+7.46%
Advisor			0.63%
1-Year	+12.85%	+12.85%
5-Year	+107.37%	+15.70%
10-Year	+123.50%	+8.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 18 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. The
Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the
Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

18 Annual Report

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,068.30	$4.45	$1,020.70	$4.34	0.86%
C	$1,000	$1,064.20	$8.31	$1,016.95	$8.12	1.61%
R	$1,000	$1,066.90	$5.74	$1,019.45	$5.60	1.11%
R6	$1,000	$1,070.50	$2.28	$1,022.80	$2.23	0.44%
Advisor	$1,000	$1,069.50	$3.16	$1,021.95	$3.08	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com

Annual Report

Franklin Income Fund

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares delivered a cumulative total return of +13.31% for the 12 months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, returned +15.43%.1 The Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +5.19% total return.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, returned +13.31%.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 24.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its cash flow potential and profitability; its competitive positioning and advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing

Dividend Distributions
10/1/15–9/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.00	0.90	0.93	1.04	1.02
November	1.00	0.90	0.93	1.04	1.02
December	1.00	0.91	0.93	1.05	1.03
January	1.00	0.91	0.93	1.05	1.03
February	1.00	0.91	0.93	1.05	1.03
March	1.00	0.92	0.95	1.04	1.03
April	1.00	0.92	0.95	1.04	1.03
May	1.00	0.92	0.95	1.04	1.03
June	1.00	0.90	0.94	1.03	1.02
July	1.00	0.90	0.94	1.03	1.02
August	1.00	0.90	0.94	1.03	1.02
September	1.00	0.90	0.93	1.03	1.02
Total	12.00	10.89	11.25	12.47	12.30

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

During the period under review, we continued to strategically shift the Fund’s asset mix in seeking to manage risks. Thus, our equity holdings declined, while our fixed income holdings increased. The Fund’s equity weighting fell from 65.5% to 57.8% of total net assets. Our fixed income weighting rose from 32.5% to 40.5%. The Fund’s cash position fell from 2.0% to 1.7% of total net assets.

Consistent with the Fund’s long-term strategy, performance was supported by healthy diversification across asset classes and positive overall contributions from the Fund’s equity and fixed income positions.

Among equities, the largest contributors were energy sector positions including Chevron, Royal Dutch Shell and BP.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/16, this category consisted of 567 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 64.

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FRANKLIN INCOME FUND

Portfolio Sectors/Industries
9/30/16
% of Total
Net Assets
Equity*	57.8%
Energy	9.7%
Financials**	8.0%
Information Technology	7.5%
Health Care	6.5%
Industrials	5.6%
Utilities	5.2%
Consumer Discretionary	5.0%
Materials	4.5%
Consumer Staples	3.7%
Other	2.1%
Fixed Income***	40.5%
Consumer Discretionary	6.8%
Health Care	6.7%
Energy	6.7%
Financials	4.8%
Telecommunication Services	3.8%
Industrials	2.9%
Information Technology	2.8%
Utilities	2.6%
Materials	2.5%
Other	0.9%
Short-Term Investments & Other Net Assets	1.7%

*Includes convertible bonds.
**Includes options purchased.
***Includes senior floating rate interests.

The equity information technology (IT), industrials and utilities sectors were also significant contributors to Fund performance. During the period, the IT sector surged ahead of all other equity sectors and helped lift the broader market to its fourth consecutive quarterly gain. After barely budging through the first half of 2016, technology-related companies have surged higher since June, dominating the equity-sector leaderboard and topping the S&P 500 Index average by the widest margin since the bull market began more than seven years ago. Aided by reports of rising corporate profits among technology firms—in particular those focused on mobile and cloud platforms—IT led all other sectors in terms of upside earnings surprises. Large-capitalization companies held by the Fund enjoyed strong returns, aided by their dividend component. Part of the allure for investors was valuations, as IT-related companies appeared to be attractively priced, while still offering growth potential. Key IT contributors included Microsoft, Intel and an equity-linked security in Texas Instruments. Microsoft, a software and IT services company, benefited over the past year from investors gaining greater confidence in their ability to be relevant in the cloud-computing era with their key productivity and server software franchises. Specifically, its productivity suite moved rapidly to Office 365, while its server franchise found new growth opportunities with the company’s Azure platform. In addition, the company executed well on various cost containment and capital return initiatives with stepped-up share repurchases and a solid dividend.

In the equity industrials sector, standout contributors included defense contractor Raytheon3 and conglomerates General Electric and United Technologies.

Top Five Equity Holdings
9/30/16
Company	% of Total
Sector/Industry	Net Assets
Royal Dutch Shell PLC	2.2%
Energy
General Electric Co.	1.6%
Industrials
Wells Fargo & Co.	1.4%
Financials
Microsoft Corp.	1.3%
Information Technology
The Coca-Cola Co.	1.3%
Consumer Staples

The equity utilities sector continued to provide a solid income stream for the Fund, even as investors sold off their positions and rotated into higher growth, cyclical equity sectors. Many of our positions, including Duke Energy, hit multi-year price peaks in the second quarter, and they generally sold off over the summer amid high valuations and the market’s switch in preference to growth-oriented, cyclical stocks.

Individual equity positions that significantly contributed to Fund performance included chemical manufacturer The Dow Chemical Company, conglomerate E. I. du Pont de Nemours and Company3 and telecommunications provider Verizon Communications.

3. Sold by period-end.

franklintempleton.com

Annual Report

FRANKLIN INCOME FUND

Top Five Fixed Income Holdings
and Senior Floating Rate Interests*
9/30/16
Company	% of Total
Sector/Industry	Net Assets
JPMorgan Chase & Co.	1.8%
Financials
CHS/Community Health Systems Inc.	1.7%
Health Care
iHeartCommunications Inc.	1.4%
Consumer Discretionary
Chesapeake Energy Corp.	1.4%
Energy
Tenet Healthcare Corp.	1.4%
Health Care
*Does not include convertible bonds.

In contrast, the equity consumer discretionary sector hurt Fund performance. Major detractors included retail chain Target and automobile companies Fiat Chrysler Automobiles3 and Ford Motor.

Individual equity positions that significantly detracted from Fund performance included insurance firm AXA,4 contract logistics and freight management solutions provider Ceva Holdings, and a convertible bond in global oil exploration company Cobalt International Energy.

Many fixed income sectors produced positive performance. In particular, the communications and technology sectors were strong contributors to Fund results.5

Among our fixed income communications positions, telecommunications company Sprint Capital, global satellite services provider EchoStar4 and cable telecommunications company Charter Communications delivered strong performance.

Similar to the equity market, technology high yield bonds also appreciated over the quarter, leading to gains for all of our related positions. Standout fixed-income technology holdings included payment technology solutions developer First Data, data storage company Western Digital and enterprise software maker BMC Software Finance.

Individual fixed income positions that significantly contributed to Fund performance included iron ore producer Fortescue Metals Group, petroleum and natural gas exploration and production company Chesapeake Energy, financial services firm JPMorgan Chase & Co. and liquefied natural gas producer Sabine Pass Liquefaction LNG.

In contrast, the fixed income energy sector hurt Fund performance. Our positions in California Resources,3 Energy XXI Gulf Coast and Sandridge Energy3 were major detractors. These companies, like many other exploration and production companies, were hampered by falling oil prices.

Individual fixed income positions that significantly detracted from Fund performance included health care company Concordia International4 and satellite communications company Intelsat Jackson Holdings.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

4. New position during the period.
5. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI. Technology holdings are in information technology and real estate in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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franklintempleton.com

FRANKLIN INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

FRANKLIN INCOME FUND

Performance Summary as of September 30, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.61%
1-Year	+13.31%	+8.66%
5-Year	+50.49%	+7.56%
10-Year	+70.12%	+5.02%
Advisor			0.46%
1-Year	+13.06%	+13.06%
5-Year	+51.36%	+8.64%
10-Year	+72.51%	+5.60%

30-Day Standardized Yield[6]
Distribution
Share Class	Rate[5]	(with waiver) (without waiver)
A	5.11%	3.90%	3.90%
Advisor	5.49%	4.23%	4.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 26 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	9/30/16	9/30/15	Change
A (FKINX)	$2.25	$2.10	+$0.15
C (FCISX)	$2.27	$2.13	+$0.14
R (FISRX)	$2.21	$2.07	+$0.14
R6 (FNCFX)	$2.23	$2.09	+$0.14
Advisor (FRIAX)	$2.23	$2.09	+$0.14

Distributions[9] (10/1/15–9/30/16)
	Dividend
Share Class	Income
A	$0.1200
C	$0.1089
R	$0.1125
R6	$0.1247
Advisor	$0.1230

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Advisor Class) per share on 9/30/16.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Bloomberg
Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.
8. Source: Lipper, a Thomas Reuters Company. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation
Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%—60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/16, there were 567 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
9. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,096.10	$3.25	$1,021.90	$3.13	0.62%
C	$1,000	$1,087.20	$5.84	$1,019.40	$5.65	1.12%
R	$1,000	$1,090.90	$5.07	$1,020.15	$4.90	0.97%
R6	$1,000	$1,092.80	$2.04	$1,023.05	$1.97	0.39%
Advisor	$1,000	$1,092.50	$2.46	$1,022.65	$2.38	0.47%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com

Annual Report

Franklin U.S. Government Securities Fund

We are pleased to bring you Franklin U.S. Government Securities Fund’s annual report for the fiscal year ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Sectors/Industries
Based on Total Net Assets as of 9/30/16

GNMA	98.4%
Short-Term Investments & Other Net Assets	1.6%

Performance Overview

The Fund’s Class A shares generated a +2.35% cumulative total return for the 12 months under review. In comparison, the Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a +2.46% total return.2 The Bloomberg Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Barclays U.S. Government Index, returned +2.44% for the same period.3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 30.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

Dividend Distributions
10/1/15–9/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.75	1.48	1.56	1.90	1.83
November	1.70	1.44	1.52	1.85	1.78
December	1.74	1.47	1.55	1.89	1.82
January	1.67	1.40	1.49	1.82	1.75
February	1.64	1.39	1.46	1.78	1.71
March	1.67	1.40	1.47	1.82	1.75
April	1.65	1.39	1.47	1.79	1.73
May	1.67	1.43	1.50	1.81	1.74
June	1.62	1.36	1.44	1.76	1.70
July	1.57	1.30	1.38	1.73	1.65
August	1.59	1.32	1.40	1.74	1.67
September	1.53	1.27	1.34	1.68	1.61
Total	19.80	16.65	17.58	21.57	20.74

Manager’s Discussion

U.S. economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and slightly boosted employment levels. Retail sales grew for most of the period. Low energy prices pulled inflation lower. In this environment, home sales and prices grew.

Ginnie Mae (GNMA) mortgage-backed securities (MBS) produced positive excess returns and outpaced Treasuries.

In our view, agency MBS remained close to fully valued. The Fed’s continued participation in agency MBS has, in our view, kept mortgage valuations high compared to historical metrics.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/16, there were 61 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
3. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 85.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Once the Fed moves closer to ceasing or tapering reinvestment in MBS, questions may persist about the demand source for agency MBS. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. We believed prepayment levels could moderate with mortgage rates staying in the same range and underwriting standards remaining tight.

Within the agency mortgage pass-through sector, GNMA MBS outpaced their Freddie Mac MBS and Fannie Mae MBS counterparts. On a total return basis, GNMA 3.0% coupons were the best performers, while 5.0% coupons generally lagged.

The Fund maintains a conservative, disciplined investment strategy and invests entirely in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government—the same guarantee applicable to U.S. Treasuries.1 Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.0% and 3.5% coupons, while reducing exposure to 4.5%, 5.0%, 5.5% and 6.0% coupons. Our heaviest allocation was in 3.5%, 4.0% and 4.5% coupons at period-end. The Fund’s positions in higher coupon—4.0% through 6.5%—GNMA securities generally benefited performance, while our allocation to 3.0% and 3.5% coupon GNMAs detracted from performance.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of September 30, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.76%
1-Year	+2.35%	-1.94%
5-Year	+8.89%	+0.83%
10-Year	+47.05%	+3.47%
Advisor			0.61%
1-Year	+2.49%	+2.49%
5-Year	+9.68%	+1.86%
10-Year	+49.00%	+4.07%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A	2.77%	1.87%	1.86%

Advisor	3.03%	2.09%	2.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 32 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 32 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the
Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: Morningstar. The Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Bloomberg Barclays U.S. Government
Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.
6. Source: Lipper, a Thomson Reuters Company. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper
GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in
Government National Mortgage Association securities. For the 12-month period ended 9/30/16, there were 61 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,012.10	$3.82	$1,021.20	$3.84	0.76%
C	$1,000	$1,008.10	$6.33	$1,018.70	$6.36	1.26%
R	$1,000	$1,008.70	$5.57	$1,019.45	$5.60	1.11%
R6	$1,000	$1,013.40	$2.42	$1,022.60	$2.43	0.48%
Advisor	$1,000	$1,012.80	$3.07	$1,021.95	$3.08	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com

Annual Report

Franklin Utilities Fund

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance Overview

The Fund’s Class A shares delivered a +18.23% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance, generated a +15.43% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +17.37% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 36.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

The Fund’s utilities holdings contributed notably to absolute performance during the reporting period.2 Clean energy company NextEra Energy benefited from federal tax legislation passed in December 2015, which extended production tax credit opportunities on developers of renewable energy plants. The company also benefited from favorable regulatory treatment in Florida. Electric utility provider Westar Energy announced it would be acquired by Great Plains Energy at a significant premium share price. Electric power generator, distributor and structured finance provider Edison International performed well after investor concerns about a negative regulatory outcome regarding the retirement of the San Onofre Nuclear Station retirement abated.

All sectors the Fund invested in produced positive performance on an absolute basis during the period. However, some individual positions detracted from Fund results. In particular, our positions in pipeline holding company Plains GP Holdings, natural gas and refined petroleum products producer Kinder Morgan and natural gas, petroleum and electricity power producer The Williams Companies suffered from a decline in commodity prices that stressed markets and reduced the companies’ access to new capital to fund growth projects. These conditions forced the companies to reduce their dividends to ensure access to capital.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 93.

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FRANKLIN UTILITIES FUND

Top 10 Holdings
9/30/16
Company	% of Total
Sector/Industry	Net Assets
NextEra Energy Inc.	5.6%
Electric Utilities
Edison International	5.0%
Electric Utilities
Dominion Resources Inc.	4.9%
Multi-Utilities
Sempra Energy	4.7%
Multi-Utilities
PG&E Corp.	4.5%
Electric Utilities
Duke Energy Corp.	4.4%
Electric Utilities
American Electric Power Co. Inc.	4.1%
Electric Utilities
The Southern Co.	3.7%
Electric Utilities
Exelon Corp.	3.5%
Electric Utilities
CMS Energy Corp.	3.2%
Multi-Utilities

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com

Annual Report

FRANKLIN UTILITIES FUND

Performance Summary as of September 30, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.73%
1-Year	+18.23%	+13.23%
5-Year	+78.84%	+11.36%
10-Year	+128.51%	+8.15%
Advisor			0.58%
1-Year	+18.34%	+18.34%
5-Year	+80.13%	+12.49%
10-Year	+131.83%	+8.77%

30-Day Standardized Yield[6]
Distribution
Share Class	Rate[5]	(with waiver) (without waiver)
A	2.47%	2.60%	2.60%
Advisor	2.72%	2.86%	2.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 38 for Performance Summary footnotes.

franklintempleton.com

Annual Report

FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	9/30/16	9/30/15		Change
A (FKUTX)	$17.85	$16.08	+$	1.77
C (FRUSX)	$17.76	$16.01	+$	1.75
R (FRURX)	$17.78	$16.02	+$	1.76
R6 (FUFRX)	$17.97	$16.18	+$	1.79
Advisor (FRUAX)	$17.97	$16.19	+$	1.78

Distributions[8] (10/1/15–9/30/16)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.5000	$0.0339		$0.4872	$1.0211
C	$0.4157	$0.0339		$0.4872	$0.9368
R	$0.4403	$0.0339		$0.4872	$0.9614
R6	$0.5443	$0.0339		$0.4872	$1.0654
Advisor	$0.5253	$0.0339		$0.4872	$1.0464

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. In addition to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on
9/30/16.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500
Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500 Index.
8. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 4/1/16	Value 9/30/16	4/1/16–9/30/16[1,2]	Value 9/30/16	4/1/16–9/30/16[1,2]	Ratio[2]
A	$1,000	$1,029.30	$3.65	$1,021.40	$3.64	0.72%
C	$1,000	$1,026.90	$6.18	$1,018.90	$6.16	1.22%
R	$1,000	$1,027.60	$5.42	$1,019.65	$5.40	1.07%
R6	$1,000	$1,030.30	$2.39	$1,022.65	$2.38	0.47%
Advisor	$1,000	$1,029.80	$2.89	$1,022.15	$2.88	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com

Annual Report

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin DynaTech Fund
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$46.04	$46.08	$42.13	$34.00	$27.66
Income from investment operations[a]:
Net investment income (loss)[b]	(0.14)	(0.21)	(0.18)	(0.12)	(0.11)
Net realized and unrealized gains (losses)	7.35	1.78	5.94	8.25	7.10
Total from investment operations	7.21	1.57	5.76	8.13	6.99
Less distributions from net realized gains	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of year.	$52.05	$46.04	$46.08	$42.13	$34.00

Total return[c]	15.73%	3.40%	13.98%	23.91%	25.59%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.91%	0.89%	0.89%	0.94%	0.96%
Expenses net of waiver and payments by affiliates	0.90%	0.89%[d]	0.89%[d,e]	0.94%	0.96%
Net investment income (loss)	(0.30)%	(0.44)%	(0.41)%	(0.34)%	(0.35)%

Supplemental data
Net assets, end of year (000’s)	$2,123,082	$1,857,570	$1,504,338	$1,072,814	$898,665
Portfolio turnover rate	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$40.00	$40.53	$37.53	$30.52	$25.07
Income from investment operations[a]:
Net investment income (loss)[b]	(0.43)	(0.50)	(0.46)	(0.35)	(0.32)
Net realized and unrealized gains (losses)	6.34	1.58	5.27	7.36	6.42
Total from investment operations	5.91	1.08	4.81	7.01	6.10
Less distributions from net realized gains	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of year.	$44.71	$40.00	$40.53	$37.53	$30.52

Total return[c]	14.86%	2.63%	13.13%	22.97%	24.67%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.66%	1.64%	1.64%	1.69%	1.71%
Expenses net of waiver and payments by affiliates	1.65%	1.64%[d]	1.64%[d,e]	1.69%	1.71%
Net investment income (loss)	(1.05)%	(1.19)%	(1.16)%	(1.09)%	(1.10)%

Supplemental data
Net assets, end of year (000’s)	$318,896	$270,961	$212,961	$176,556	$142,903
Portfolio turnover rate	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 41

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$45.16	$45.35	$41.58	$33.65	$27.44
Income from investment operations[a]:
Net investment income (loss)[b]	(0.26)	(0.32)	(0.29)	(0.21)	(0.19)
Net realized and unrealized gains (losses)	7.20	1.74	5.87	8.14	7.05
Total from investment operations	6.94	1.42	5.58	7.93	6.86
Less distributions from net realized gains	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of year.	$50.90	$45.16	$45.35	$41.58	$33.65

Total return	15.43%	3.11%	13.72%	23.57%	25.32%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.16%	1.14%	1.14%	1.19%	1.21%
Expenses net of waiver and payments by affiliates	1.15%	1.14%[c]	1.14%[c,d]	1.19%	1.21%
Net investment income (loss)	(0.55)%	(0.69)%	(0.66)%	(0.59)%	(0.60)%

Supplemental data
Net assets, end of year (000’s)	$38,862	$43,001	$45,230	$41,825	$33,338
Portfolio turnover rate	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

42 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Year Ended September 30,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$47.15	$46.97	$42.74	$36.56
Income from investment operations[b]:
Net investment income (loss)[c]	0.06	(0.01)	(0.01)	0.01
Net realized and unrealized gains (losses)	7.55	1.80	6.05	6.17
Total from investment operations	7.61	1.79	6.04	6.18
Less distributions from net realized gains	(1.20)	(1.61)	(1.81)	—
Net asset value, end of year	$53.56	$47.15	$46.97	$42.74

Total return[d]	16.21%	3.81%	14.45%	16.90%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.49%	0.48%	0.49%	0.52%
Expenses net of waiver and payments by affiliates	0.48%	0.48%[f]	0.49%[f,g]	0.52%
Net investment income (loss)	0.12%	(0.03)%	(0.01)%	0.08%

Supplemental data
Net assets, end of year (000’s)	$359,505	$362,627	$342,466	$317,315
Portfolio turnover rate	22.42%	31.02%	26.43%	35.40%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 43

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$46.96	$46.87	$42.71	$34.39	$27.89
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.09)	(0.07)	(0.03)	(0.03)
Net realized and unrealized gains (losses)	7.52	1.79	6.04	8.35	7.18
Total from investment operations	7.49	1.70	5.97	8.32	7.15
Less distributions from net realized gains	(1.20)	(1.61)	(1.81)	—	(0.65)
Net asset value, end of year.	$53.25	$46.96	$46.87	$42.71	$34.39

Total return	16.02%	3.62%	14.29%	24.19%	25.96%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.66%	0.64%	0.64%	0.69%	0.71%
Expenses net of waiver and payments by affiliates	0.65%	0.64%[c]	0.64%[c,d]	0.69%	0.71%
Net investment income (loss)	(0.05)%	(0.19)%	(0.16)%	(0.09)%	(0.10)%

Supplemental data
Net assets, end of year (000’s)	$203,443	$176,090	$159,180	$122,287	$260,012
Portfolio turnover rate	22.42%	31.02%	26.43%	35.40%	16.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

44 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2016
Franklin DynaTech Fund
	Country	Shares	Value

Common Stocks 99.4%
Aerospace & Defense 1.1%
The Boeing Co	United States	30,000	$3,952,200
Raytheon Co	United States	210,000	28,587,300
			32,539,500
Air Freight & Logistics 0.7%
FedEx Corp	United States	120,000	20,961,600
Biotechnology 8.2%
Amgen Inc	United States	200,000	33,362,000
[a] Biogen Inc	United States	100,000	31,303,000
[a] Celgene Corp	United States	650,000	67,944,500
Gilead Sciences Inc	United States	400,000	31,648,000
[a] Incyte Corp	United States	300,000	28,287,000
[a] Kite Pharma Inc	United States	100,000	5,586,000
[a] Regeneron Pharmaceuticals Inc	United States	100,000	40,202,000
[a] Tesaro Inc	United States	100,000	10,024,000
			248,356,500
Capital Markets 3.3%
Intercontinental Exchange Inc	United States	150,000	40,404,000
MarketAxess Holdings Inc	United States	100,000	16,559,000
Moody’s Corp	United States	300,000	32,484,000
MSCI Inc	United States	140,000	11,751,600
			101,198,600
Communications Equipment 1.3%
[a] Palo Alto Networks Inc	United States	250,000	39,832,500
Diversified Telecommunication Services 1.3%
[a] SBA Communications Corp	United States	350,000	39,256,000
Electrical Equipment 1.1%
Acuity Brands Inc	United States	125,000	33,075,000
Electronic Equipment, Instruments & Components 0.9%
Amphenol Corp., A	United States	400,000	25,968,000
[a] Universal Display Corp	United States	50,000	2,775,500
			28,743,500
Energy Equipment & Services 1.7%
Core Laboratories NV	United States	125,000	14,041,250
Schlumberger Ltd	United States	500,000	39,320,000
			53,361,250
Health Care Equipment & Supplies 8.5%
Abbott Laboratories	United States	500,000	21,145,000
CR Bard Inc	United States	150,000	33,642,000
[a] DexCom Inc	United States	400,000	35,064,000
[a] Edwards Lifesciences Corp	United States	600,000	72,336,000
[a] IDEXX Laboratories Inc	United States	400,000	45,092,000
[a] Intuitive Surgical Inc	United States	7,000	5,073,810
Ion Beam Applications	Belgium	80,000	4,063,661
[a] Nevro Corp	United States	130,000	13,570,700
Stryker Corp	United States	250,000	29,102,500
			259,089,671

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Health Care Providers & Services 3.4%
[a] Henry Schein Inc	United States	200,000	$32,596,000
McKesson Corp	United States	100,000	16,675,000
UnitedHealth Group Inc	United States	350,000	49,000,000
[a] VCA Inc	United States	60,000	4,198,800
			102,469,800
Health Care Technology 1.5%
[a] athenahealth Inc	United States	125,000	15,765,000
[a] Cerner Corp	United States	100,000	6,175,000
[a] Veeva Systems Inc	United States	600,000	24,768,000
			46,708,000
Internet & Direct Marketing Retail 9.3%
[a] Amazon.com Inc	United States	230,000	192,581,300
[a] Liberty Ventures, A	United States	550,000	21,928,500
[a] Netflix Inc	United States	200,000	19,710,000
[a] The Priceline Group Inc	United States	30,000	44,144,700
Start Today Co. Ltd	Japan	300,000	5,120,111
			283,484,611
Internet Software & Services 15.9%
[a] 2U Inc	United States	250,000	9,572,500
[a] Alarm.com Holdings Inc	United States	20,000	577,200
[a] Alibaba Group Holding Ltd., ADR	China	100,000	10,579,000
[a] Alphabet Inc., A	United States	150,000	120,609,000
[a] Alphabet Inc., C	United States	62,170	48,324,119
[a] Apptio Inc., A	United States	96,800	2,100,560
[a] Baidu Inc., ADR	China	100,000	18,207,000
[a] CommerceHub Inc., A	United States	100,000	1,580,000
[a] CommerceHub Inc., C.	United States	110,000	1,750,100
[a] CoStar Group Inc	United States	10,000	2,165,300
[a] Facebook Inc., A	United States	1,100,000	141,097,000
MercadoLibre Inc	Argentina	100,000	18,497,000
NetEase Inc., ADR	China	130,000	31,301,400
[a] Nutanix Inc., A	United States	63,300	2,342,100
Tencent Holdings Ltd	China	2,500,000	68,653,426
[a] Twilio Inc., A	United States	100,000	6,436,000
			483,791,705
IT Services 7.7%
[a] EPAM Systems Inc	United States	150,000	10,396,500
[a] Fiserv Inc	United States	300,000	29,841,000
Jack Henry & Associates Inc	United States	50,000	4,277,500
Mastercard Inc., A	United States	1,000,000	101,770,000
[a] PayPal Holdings Inc	United States	150,000	6,145,500
Visa Inc., A	United States	1,000,000	82,700,000
			235,130,500
Life Sciences Tools & Services 3.3%
[a] Illumina Inc	United States	200,000	36,332,000
[a] Patheon NV	United States	100,000	2,963,000
Thermo Fisher Scientific Inc	United States	200,000	31,812,000
[a] VWR Corp	United States	500,000	14,180,000

46 Annual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services (continued)
[a] Waters Corp	United States	100,000	$15,849,000
			101,136,000
Media 1.6%
[a] Liberty Broadband Corp., A	United States	300,000	21,048,000
[a] Liberty Broadband Corp., C	United States	130,907	9,357,233
Naspers Ltd., N	South Africa	100,000	17,320,936
			47,726,169
Oil, Gas & Consumable Fuels 0.0%†
Pioneer Natural Resources Co	United States	5,000	928,250
Pharmaceuticals 0.9%
Merck KGaA	Germany	250,000	26,945,916
Professional Services 0.4%
Equifax Inc	United States	100,000	13,458,000
Real Estate Investment Trusts (REITs) 3.9%
American Tower Corp	United States	400,000	45,332,000
Equinix Inc	United States	200,000	72,050,000
			117,382,000
Semiconductors & Semiconductor Equipment 6.5%
ASML Holding NV, N.Y. shs	Netherlands	200,000	21,916,000
Broadcom Ltd	Singapore	270,000	46,580,400
[a] Inphi Corp	United States	20,000	870,200
Intel Corp	United States	800,000	30,200,000
Lam Research Corp	United States	300,000	28,413,000
[a] MACOM Technology Solutions Holdings Inc	United States	200,000	8,468,000
Monolithic Power Systems	United States	110,000	8,855,000
NVIDIA Corp	United States	160,000	10,963,200
[a] NXP Semiconductors NV	Netherlands	350,000	35,703,500
Xilinx Inc	United States	100,000	5,434,000
			197,403,300
Software 14.4%
[a] Adobe Systems Inc	United States	500,000	54,270,000
[a] ANSYS Inc	United States	200,000	18,522,000
[a] Aspen Technology Inc	United States	400,000	18,716,000
[a] Atlassian Corp. PLC	Australia	300,000	8,991,000
[a] Electronic Arts Inc	United States	450,000	38,430,000
[a] Ellie Mae Inc	United States	200,000	21,060,000
[a] Gridsum Holdings Inc., ADR	China	149,700	2,522,445
[a] Hubspot Inc	United States	125,000	7,202,500
Intuit Inc	United States	300,000	33,003,000
[a] Line Corp., ADR	Japan	75,000	3,630,000
Microsoft Corp	United States	650,000	37,440,000
[a] Mobileye NV	Israel	70,000	2,979,900
[a] Salesforce.com Inc	United States	800,000	57,064,000
[a] ServiceNow Inc	United States	500,000	39,575,000
[a] Splunk Inc	United States	110,000	6,454,800
[a] Tyler Technologies Inc	United States	100,000	17,123,000
[a] Ultimate Software Group Inc	United States	200,000	40,878,000
[a] Workday Inc., A	United States	250,000	22,922,500

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Software (continued)
[a] Zendesk Inc	United States	300,000	$9,213,000
			439,997,145
Technology Hardware, Storage & Peripherals 1.5%
Apple Inc	United States	400,000	45,220,000
Textiles, Apparel & Luxury Goods 0.7%
NIKE Inc., B	United States	400,000	21,060,000
Wireless Telecommunication Services 0.3%
[a] T-Mobile U.S. Inc	United States	170,000	7,942,400
Total Common Stocks (Cost $1,724,897,924)			3,027,197,917

Short Term Investments (Cost $17,719,400) 0.6%
Money Market Funds 0.6%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	United States	17,719,400	17,719,400
Total Investments (Cost $1,742,617,324) 100.0%			3,044,917,317
Other Assets, less Liabilities (0.0)%†			(1,128,704)
Net Assets 100.0%			$3,043,788,613

See Abbreviations on page 126.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

48 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Growth Fund
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$72.40	$70.51	$59.49	$50.13	$40.45
Income from investment operations[a]:
Net investment income[b]	0.47 [c]	0.29	0.26	0.26	0.20
Net realized and unrealized gains (losses)	8.51	1.79	11.06	9.24	9.76
Total from investment operations	8.98	2.08	11.32	9.50	9.96
Less distributions from:
Net investment income	(0.47)	(0.19)	(0.30)	(0.14)	(0.16)
Net realized gains	(2.37)	—	—	—	(0.12)
Total distributions	(2.84)	(0.19)	(0.30)	(0.14)	(0.28)
Net asset value, end of year.	$78.54	$72.40	$70.51	$59.49	$50.13

Total return[d]	12.57%	2.94%	19.08%	19.01%	24.74%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.88%	0.90%	0.91%	0.94%
Expenses net of waiver and payments by affiliates	0.86%[e]	0.88%[e,f]	0.90%[e,f]	0.91%[e]	0.94%
Net investment income	0.63%[c]	0.38%	0.40%	0.49%	0.43%

Supplemental data
Net assets, end of year (000’s)	$7,628,523	$7,185,665	$6,611,073	$5,305,031	$4,135,962
Portfolio turnover rate	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 49

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$67.17	$65.75	$55.64	$47.10	$38.16
Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)[c]	(0.26)	(0.22)	(0.13)	(0.14)
Net realized and unrealized gains (losses)	7.88	1.68	10.33	8.67	9.20
Total from investment operations	7.80	1.42	10.11	8.54	9.06
Less distributions from net realized gains	(2.37)	—	—	—	(0.12)
Net asset value, end of year.	$72.60	$67.17	$65.75	$55.64	$47.10

Total return[d]	11.74%	2.16%	18.17%	18.13%	23.79%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.63%	1.63%	1.65%	1.66%	1.69%
Expenses net of waiver and payments by affiliates	1.61%[e]	1.63%[e,f]	1.65%[e,f]	1.66%[e]	1.69%
Net investment income (loss)	(0.12)%[c]	(0.37)%	(0.35)%	(0.26)%	(0.32)%

Supplemental data
Net assets, end of year (000’s)	$846,965	$777,570	$662,548	$546,505	$466,205
Portfolio turnover rate	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.25)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

50 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$71.93	$70.05	$59.07	$49.82	$40.23
Income from investment operations[a]:
Net investment income[b]	0.29 [c]	0.10	0.10	0.13	0.08
Net realized and unrealized gains (losses)	8.45	1.78	10.98	9.18	9.71
Total from investment operations	8.74	1.88	11.08	9.31	9.79
Less distributions from:
Net investment income	(0.16)	—	(0.10)	(0.06)	(0.08)
Net realized gains	(2.37)	—	—	—	(0.12)
Total distributions	(2.53)	—	(0.10)	(0.06)	(0.20)
Net asset value, end of year.	$78.14	$71.93	$70.05	$59.07	$49.82

Total return	12.29%	2.68%	18.77%	18.71%	24.42%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.13%	1.15%	1.16%	1.19%
Expenses net of waiver and payments by affiliates	1.11%[d]	1.13%[d,e]	1.15%[d,e]	1.16%[d]	1.19%
Net investment income	0.38%[c]	0.13%	0.15%	0.24%	0.18%

Supplemental data
Net assets, end of year (000’s)	$477,221	$501,813	$565,634	$552,391	$466,954
Portfolio turnover rate	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.25%.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 51

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Year Ended September 30,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$72.69	$70.76	$59.71	$54.58
Income from investment operations[b]:
Net investment income[c]	0.78 [d]	0.61	0.55	0.24
Net realized and unrealized gains (losses)	8.56	1.79	11.08	4.89
Total from investment operations	9.34	2.40	11.63	5.13
Less distributions from:
Net investment income.	(0.87)	(0.47)	(0.58)	—
Net realized gains	(2.37)	—	—	—
Total distributions	(3.24)	(0.47)	(0.58)	—
Net asset value, end of year	$78.79	$72.69	$70.76	$59.71

Total return[e]	13.05%	3.37%	19.59%	9.40%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.46%	0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[g]	0.44%	0.46%[h]	0.47%[h]	0.48%
Net investment income	1.05%[d]	0.80%	0.83%	0.92%

Supplemental data
Net assets, end of year (000’s)	$1,247,825	$1,163,362	$1,107,887	$871,260
Portfolio turnover rate	7.53%	5.05%	1.50%	0.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per shares includes approximately $0.10 per share related to income received in the form of special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.92%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$72.67	$70.75	$59.66	$50.24	$40.53
Income from investment operations[a]:
Net investment income[b]	0.65 [c]	0.48	0.43	0.39	0.32
Net realized and unrealized gains (losses)	8.56	1.79	11.08	9.26	9.78
Total from investment operations	9.21	2.27	11.51	9.65	10.10
Less distributions from:
Net investment income	(0.71)	(0.35)	(0.42)	(0.23)	(0.27)
Net realized gains	(2.37)	—	—	—	(0.12)
Total distributions	(3.08)	(0.35)	(0.42)	(0.23)	(0.39)
Net asset value, end of year.	$78.80	$72.67	$70.75	$59.66	$50.24

Total return	12.85%	3.20%	19.37%	19.29%	25.04%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.63%	0.63%	0.65%	0.66%	0.69%
Expenses net of waiver and payments by affiliates	0.61%[d]	0.63%[d,e]	0.65%[d,e]	0.66%[d]	0.69%
Net investment income	0.88%[c]	0.63%	0.65%	0.74%	0.68%

Supplemental data
Net assets, end of year (000’s)	$1,998,483	$1,514,492	$1,414,980	$1,080,811	$1,399,191
Portfolio turnover rate	7.53%	5.05%	1.50%	0.83%	3.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 53

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2016
Franklin Growth Fund
	Country	Shares	Value

Common Stocks 93.2%
Automobiles & Components 1.5%
BorgWarner Inc	United States	1,650,000	$58,047,000
Ford Motor Co	United States	1,200,000	14,484,000
Harley-Davidson Inc	United States	913,096	48,019,719
Johnson Controls International PLC	United States	1,337,120	62,216,193
			182,766,912
Banks 0.3%
[a] Signature Bank	United States	23,000	2,724,350
U.S. Bancorp	United States	100,000	4,289,000
Wells Fargo & Co	United States	750,000	33,210,000
			40,223,350
Capital Goods 16.2%
3M Co	United States	855,000	150,676,650
Allegion PLC.	United States	700,000	48,237,000
AMETEK Inc	United States	700,000	33,446,000
The Boeing Co	United States	1,100,000	144,914,000
Caterpillar Inc	United States	550,000	48,823,500
Deere & Co	United States	500,000	42,675,000
Emerson Electric Co	United States	1,100,000	59,961,000
Fortive Corp	United States	525,000	26,722,500
General Dynamics Corp	United States	1,000,000	155,160,000
General Electric Co	United States	1,800,000	53,316,000
Huntington Ingalls Industries Inc	United States	425,000	65,203,500
Illinois Tool Works Inc	United States	1,000,000	119,840,000
Ingersoll-Rand PLC	United States	1,100,000	74,734,000
Lockheed Martin Corp	United States	500,000	119,860,000
Northrop Grumman Corp	United States	1,100,000	235,345,000
Raytheon Co	United States	600,000	81,678,000
Rockwell Collins Inc	United States	350,000	29,519,000
[a] Sensata Technologies Holding NV	United States	3,200,000	124,096,000
Stanley Black & Decker Inc	United States	650,000	79,937,000
Textron Inc	United States	1,600,000	63,600,000
United Technologies Corp	United States	930,000	94,488,000
W.W. Grainger Inc	United States	550,000	123,662,000
			1,975,894,150
Commercial & Professional Services 3.3%
Dun & Bradstreet Corp	United States	675,000	92,218,500
Equifax Inc	United States	550,000	74,019,000
[a] IHS Markit Ltd	United States	3,556,600	133,550,330
[a] Stericycle Inc	United States	500,000	40,070,000
[a] Verisk Analytics Inc	United States	850,000	69,088,000
			408,945,830
Consumer Durables & Apparel 1.8%
NIKE Inc., B	United States	1,880,000	98,982,000
VF Corp	United States	2,048,000	114,790,400
			213,772,400
Consumer Services 0.9%
Carnival Corp	United States	1,200,000	58,584,000
Graham Holdings Co., B	United States	80,000	38,509,600
Marriott International Inc., A	United States	200,000	13,466,000

54 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Consumer Services (continued)
Starbucks Corp	United States	78,000	$4,222,920
			114,782,520
Diversified Financials 2.4%
American Express Co	United States	600,000	38,424,000
[a] Berkshire Hathaway Inc., A	United States	184	39,784,480
BlackRock Inc	United States	225,000	81,553,500
The Charles Schwab Corp	United States	2,200,000	69,454,000
T. Rowe Price Group Inc	United States	900,000	59,850,000
			289,065,980
Energy 2.4%
Anadarko Petroleum Corp	United States	1,250,000	79,200,000
Cabot Oil & Gas Corp., A	United States	1,700,000	43,860,000
[a] FMC Technologies Inc	United States	1,500,000	44,505,000
Halliburton Co	United States	850,000	38,148,000
Occidental Petroleum Corp	United States	300,000	21,876,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	345,000	17,274,150
Schlumberger Ltd	United States	573,700	45,115,768
			289,978,918
Food & Staples Retailing 0.5%
Costco Wholesale Corp	United States	28,000	4,270,280
CVS Health Corp	United States	656,000	58,377,440
			62,647,720
Food, Beverage & Tobacco 3.5%
Brown-Forman Corp., B	United States	1,300,000	61,672,000
Mead Johnson Nutrition Co., A	United States	1,225,000	96,787,250
Mondelez International Inc., A	United States	1,500,000	65,850,000
[a] Monster Beverage Corp	United States	900,000	132,129,000
PepsiCo Inc	United States	650,000	70,700,500
			427,138,750
Health Care Equipment & Services 7.6%
Abbott Laboratories	United States	1,350,000	57,091,500
Aetna Inc	United States	600,000	69,270,000
Baxter International Inc	United States	400,000	19,040,000
Becton, Dickinson and Co	United States	77,700	13,965,021
Cardinal Health Inc	United States	300,000	23,310,000
[a] Cerner Corp	United States	68,000	4,199,000
Danaher Corp	United States	1,050,000	82,309,500
[a] Edwards Lifesciences Corp	United States	400,000	48,224,000
[a] Express Scripts Holding Co	United States	361,648	25,507,033
[a] Haemonetics Corp	United States	1,000,000	36,210,000
[a] Henry Schein Inc	United States	350,000	57,043,000
Hill-Rom Holdings Inc	United States	300,000	18,594,000
[a] Intuitive Surgical Inc	United States	150,000	108,724,500
[a] Laboratory Corp. of America Holdings	United States	500,000	68,740,000
McKesson Corp	United States	31,000	5,169,250
Medtronic PLC	United States	406,300	35,104,320
Quest Diagnostics Inc	United States	900,000	76,167,000
Stryker Corp	United States	400,000	46,564,000
Teleflex Inc	United States	500,000	84,025,000
[a] Varian Medical Systems Inc	United States	300,000	29,859,000

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Health Care Equipment & Services (continued)
Zimmer Biomet Holdings Inc	United States	100,000	$13,002,000
			922,118,124
Household & Personal Products 0.2%
The Procter & Gamble Co	United States	335,000	30,066,250
Insurance 0.4%
Aflac Inc	United States	600,000	43,122,000
Materials 4.2%
Air Products and Chemicals Inc	United States	500,000	75,170,000
[a] Axalta Coating Systems Ltd	United States	3,400,000	96,118,000
Celanese Corp., A	United States	1,250,000	83,200,000
The Dow Chemical Co	United States	90,000	4,664,700
Ecolab Inc	United States	920,000	111,982,400
Martin Marietta Materials Inc	United States	400,000	71,644,000
Praxair Inc	United States	575,000	69,477,250
			512,256,350
Media 1.7%
Cable One Inc	United States	80,000	46,720,000
Comcast Corp., A	United States	55,000	3,648,700
The Walt Disney Co	United States	1,724,290	160,117,569
			210,486,269
Pharmaceuticals, Biotechnology & Life Sciences 13.6%
AbbVie Inc	United States	460,000	29,012,200
Agilent Technologies Inc	United States	1,300,000	61,217,000
[a] Allergan PLC	United States	400,000	92,124,000
Amgen Inc	United States	1,000,000	166,810,000
[a] Biogen Inc	United States	500,000	156,515,000
[a] Bluebird Bio Inc	United States	400,000	27,112,000
[a] Catalent Inc	United States	3,400,000	87,856,000
[a] Celgene Corp	United States	1,300,000	135,889,000
Eli Lilly & Co	United States	1,450,000	116,377,000
Gilead Sciences Inc	United States	650,000	51,428,000
[a] Illumina Inc	United States	525,000	95,371,500
Johnson & Johnson	United States	1,200,100	141,767,813
Merck & Co. Inc	United States	1,000,000	62,410,000
[a] Mettler-Toledo International Inc	United States	425,000	178,427,750
Pfizer Inc	United States	2,761,000	93,515,070
[a] Regeneron Pharmaceuticals Inc	United States	5,000	2,010,100
Roche Holding AG, ADR	Switzerland	1,700,000	52,649,000
Shire PLC, ADR	United States	59,280	11,492,021
[a] Waters Corp	United States	625,000	99,056,250
			1,661,039,704
Real Estate 0.8%
American Tower Corp	United States	875,000	99,163,750
Retailing 2.7%
[a] Amazon.com Inc	United States	350,000	293,058,500
Expedia Inc	United States	200,000	23,344,000
Lowe’s Cos. Inc	United States	60,000	4,332,600
The TJX Cos. Inc	United States	40,000	2,991,200
			323,726,300

56 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.2%
ASML Holding NV, N.Y. shs	Netherlands	650,000	$71,227,000
Broadcom Ltd	Singapore	20,000	3,450,400
Intel Corp	United States	1,100,000	41,525,000
Lam Research Corp	United States	30,000	2,841,300
Microchip Technology Inc	United States	45,000	2,796,300
QUALCOMM Inc	United States	660,000	45,210,000
Texas Instruments Inc	United States	1,400,000	98,252,000
			265,302,000
Software & Services 13.9%
[a] Alibaba Group Holding Ltd., ADR	China	480,400	50,821,516
[a] Alphabet Inc., A	United States	165,000	132,669,900
[a] Alphabet Inc., C	United States	158,432	123,147,609
[a] Autodesk Inc	United States	800,000	57,864,000
Automatic Data Processing Inc	United States	700,000	61,740,000
CDK Global LLC	United States	233,333	13,383,981
[a] Check Point Software Technologies Ltd	Israel	525,000	40,745,250
Computer Sciences Corp	United States	1,400,000	73,094,000
CSRA Inc	United States	2,300,000	61,870,000
[a] Dell Technologies Inc., V	United States	300,942	14,385,028
[a] Facebook Inc., A	United States	600,000	76,962,000
[a] Fortinet Inc	United States	1,500,000	55,395,000
IAC/InterActiveCorp	United States	300,000	18,741,000
International Business Machines Corp	United States	600,000	95,310,000
Intuit Inc	United States	1,000,000	110,010,000
Mastercard Inc., A	United States	1,400,000	142,478,000
Microsoft Corp	United States	3,400,000	195,840,000
Oracle Corp	United States	2,670,000	104,877,600
[a] Salesforce.com Inc	United States	61,000	4,351,130
[a] ServiceNow Inc	United States	1,000,000	79,150,000
Visa Inc., A.	United States	1,400,000	115,780,000
[a] Yahoo! Inc	United States	1,700,000	73,270,000
			1,701,886,014
Technology Hardware & Equipment 6.6%
Apple Inc	United States	4,086,000	461,922,300
Cisco Systems Inc	United States	2,945,000	93,415,400
[a] Keysight Technologies Inc	United States	650,000	20,598,500
[a] Palo Alto Networks Inc	United States	300,000	47,799,000
TE Connectivity Ltd	United States	1,650,000	106,227,000
[a] Trimble Inc	United States	2,700,000	77,112,000
			807,074,200
Transportation 5.8%
Alaska Air Group Inc	United States	3,200,000	210,752,000
Allegiant Travel Co	United States	200,000	26,414,000
C.H. Robinson Worldwide Inc	United States	267,300	18,833,958
Canadian National Railway Co	Canada	1,000,000	65,400,000
Canadian Pacific Railway Ltd	Canada	500,000	76,350,000
Expeditors International of Washington Inc	United States	600,000	30,912,000
J.B. Hunt Transport Services Inc	United States	200,000	16,228,000
Kansas City Southern	United States	450,000	41,994,000
Ryanair Holdings PLC, ADR	Ireland	233,220	17,498,497

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Transportation (continued)
Union Pacific Corp	United States	2,030,000	$197,985,900
			702,368,355
Utilities 0.7%
American Water Works Co. Inc	United States	700,000	52,388,000
NextEra Energy Inc	United States	250,000	30,580,000
			82,968,000
Total Common Stocks (Cost $5,135,275,908)			11,366,793,846

Short Term Investments (Cost $856,457,573) 7.0%
Money Market Funds 7.0%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	United States	856,457,573	856,457,573
Total Investments (Cost $5,991,733,481) 100.2%.			12,223,251,419
Other Assets, less Liabilities (0.2)%			(24,233,578)
Net Assets 100.0%			$12,199,017,841

See Abbreviations on page 126.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

58 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Income Fund
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.10	$2.48	$2.33	$2.23	$1.98
Income from investment operations[a]:
Net investment income[b]	0.10	0.10	0.11	0.11	0.13
Net realized and unrealized gains (losses)	0.17	(0.36)	0.16	0.12	0.26
Total from investment operations	0.27	(0.26)	0.27	0.23	0.39
Less distributions from net investment income	(0.12)	(0.12)	(0.12)	(0.13)	(0.14)
Net asset value, end of year.	$2.25	$2.10	$2.48	$2.33	$2.23

Total return[c]	13.31%	(10.93)%	11.86%	10.72%	20.38%

Ratios to average net assets
Expenses[d]	0.61%[e]	0.61%[e]	0.61%[e]	0.62%	0.64%
Net investment income	4.57%	4.43%	4.28%	4.98%	5.90%

Supplemental data
Net assets, end of year (000’s)	$45,515,127	$44,886,127	$53,823,921	$48,320,611	$41,280,437
Portfolio turnover rate	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 59

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.13	$2.50	$2.35	$2.25	$2.00
Income from investment operations[a]:
Net investment income[b]	0.09	0.09	0.09	0.10	0.12
Net realized and unrealized gains (losses)	0.16	(0.35)	0.17	0.12	0.26
Total from investment operations	0.25	(0.26)	0.26	0.22	0.38
Less distributions from net investment income	(0.11)	(0.11)	(0.11)	(0.12)	(0.13)
Net asset value, end of year.	$2.27	$2.13	$2.50	$2.35	$2.25

Total return[c]	12.07%	(10.89)%	11.19%	10.07%	19.58%

Ratios to average net assets
Expenses[d]	1.11%[e]	1.11%[e]	1.11%[e]	1.12%	1.14%
Net investment income	4.07%	3.93%	3.78%	4.48%	5.40%

Supplemental data
Net assets, end of year (000’s)	$23,841,466	$24,091,638	$28,802,209	$24,016,797	$20,220,114
Portfolio turnover rate	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

60 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.07	$2.44	$2.29	$2.20	$1.96
Income from investment operations[a]:
Net investment income[b]	0.09	0.10	0.10	0.11	0.12
Net realized and unrealized gains (losses)	0.16	(0.36)	0.16	0.10	0.25
Total from investment operations	0.25	(0.26)	0.26	0.21	0.37
Less distributions from net investment income	(0.11)	(0.11)	(0.11)	(0.12)	(0.13)
Net asset value, end of year.	$2.21	$2.07	$2.44	$2.29	$2.20

Total return	12.62%	(10.99)%	11.66%	10.03%	19.66%

Ratios to average net assets
Expenses[c]	0.96%[d]	0.96%[d]	0.96%[d]	0.97%	0.99%
Net investment income	4.22%	4.08%	3.93%	4.63%	5.55%

Supplemental data
Net assets, end of year (000’s)	$396,107	$416,653	$514,892	$446,463	$426,525
Portfolio turnover rate	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Year Ended September 30,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.09	$2.46	$2.31	$2.33
Income from investment operations[b]:
Net investment income[c]	0.10	0.11	0.11	0.04
Net realized and unrealized gains (losses)	0.16	(0.35)	0.17	(0.02)
Total from investment operations	0.26	(0.24)	0.28	0.02
Less distributions from net investment income	(0.12)	(0.13)	(0.13)	(0.04)
Net asset value, end of year	$2.23	$2.09	$2.46	$2.31

Total return[d]	13.15%	(10.39)%	12.19%	1.06%

Ratios to average net assets[e]
Expenses[f]	0.38%[g]	0.38%[g]	0.38%[g]	0.39%
Net investment income	4.80%	4.66%	4.50%	5.21%

Supplemental data
Net assets, end of year (000’s)	$1,737,577	$1,744,718	$2,108,076	$1,921,084
Portfolio turnover rate	61.26%	44.81%	36.03%	37.60%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

62 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.09	$2.46	$2.31	$2.22	$1.97
Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.11	0.12	0.13
Net realized and unrealized gains (losses)	0.16	(0.36)	0.17	0.11	0.26
Total from investment operations	0.26	(0.25)	0.28	0.23	0.39
Less distributions from net investment income	(0.12)	(0.12)	(0.13)	(0.14)	(0.14)
Net asset value, end of year.	$2.23	$2.09	$2.46	$2.31	$2.22

Total return	13.06%	(10.46)%	12.12%	10.49%	20.69%

Ratios to average net assets
Expenses[c]	0.46%[d]	0.46%[d]	0.46%[d]	0.47%	0.49%
Net investment income	4.72%	4.58%	4.43%	5.13%	6.05%

Supplemental data
Net assets, end of year (000’s)	$8,143,479	$7,754,475	$9,096,269	$5,903,701	$6,444,763
Portfolio turnover rate	61.26%	44.81%	36.03%	37.60%	33.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 63

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2016
Franklin Income Fund
	Country	Shares	Value

Common Stocks 41.0%
Consumer Discretionary 3.4%
Daimler AG	Germany	8,000,000	$563,788,016
Ford Motor Co	United States	47,841,459	577,446,410
General Motors Co	United States	20,000,000	635,400,000
Target Corp	United States	14,000,000	961,520,000
			2,738,154,426
Consumer Staples 3.7%
Anheuser-Busch InBev SA/NV, ADR	Belgium	4,500,000	591,345,000
The Coca-Cola Co	United States	25,000,000	1,058,000,000
PepsiCo Inc	United States	4,000,000	435,080,000
Philip Morris International Inc	United States	5,000,000	486,100,000
Reynolds American Inc	United States	5,000,000	235,750,000
Woolworths Ltd	Australia	7,500,000	133,607,615
			2,939,882,615
Energy 6.9%
Anadarko Petroleum Corp	United States	5,000,000	316,800,000
[a] Bill Barrett Corp	United States	510,000	2,835,600
BP PLC, ADR	United Kingdom	28,500,000	1,002,060,000
Chevron Corp	United States	8,600,000	885,112,000
[a,b,c] Halcon Resources Corp	United States	28,306,773	233,127,308
Occidental Petroleum Corp	United States	5,000,000	364,600,000
[a,b] PetroQuest Energy Inc	United States	1,283,318	4,440,280
[a,b,c] Rex Energy Corp	United States	2,520,000	1,459,302
[a,b] Rex Energy Corp	United States	6,194,262	3,616,829
Royal Dutch Shell PLC, A, ADR	United Kingdom	35,000,000	1,752,450,000
Total SA, B, ADR	France	17,500,000	834,750,000
[a,b] W&T Offshore Inc	United States	28,041,726	49,353,438
			5,450,604,757
Financials 4.4%
AXA SA	France	22,000,000	468,265,010
Bank of America Corp	United States	6,370,001	99,690,515
Commonwealth Bank of Australia	Australia	2,286,957	126,756,468
HSBC Holdings PLC	United Kingdom	75,000,000	562,821,894
JPMorgan Chase & Co	United States	9,720,000	647,254,800
MetLife Inc	United States	9,000,000	399,870,000
U.S. Bancorp.	United States	10,500,000	450,345,000
Wells Fargo & Co	United States	17,500,000	774,900,000
			3,529,903,687
Health Care 4.5%
AstraZeneca PLC	United Kingdom	14,000,000	908,451,140
Eli Lilly & Co	United States	8,000,000	642,080,000
Medtronic PLC	United States	2,000,000	172,800,000
Pfizer Inc	United States	23,000,000	779,010,000
Roche Holding AG	Switzerland	1,500,000	372,162,454
Sanofi, ADR	France	18,000,000	687,420,000
			3,561,923,594
Industrials 4.7%
[a,b,d] CEVA Holdings LLC	United States	91,371	31,979,871
Deere & Co	United States	8,500,000	725,475,000
General Electric Co	United States	42,500,000	1,258,850,000
Republic Services Inc	United States	8,000,000	403,600,000

64 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
	Country	Shares	Value

Common Stocks (continued)
Industrials (continued)
Union Pacific Corp	United States	8,000,000	$780,240,000
United Technologies Corp	United States	5,000,000	508,000,000
			3,708,144,871
Information Technology 3.2%
Analog Devices Inc	United States	6,000,000	386,700,000
Apple Inc	United States	5,000,000	565,250,000
[e] Cisco Systems Inc	United States	2,000,000	63,440,000
[a] First Data Corp., A	United States	5,000,000	65,800,000
[e] Microsoft Corp	United States	18,500,000	1,065,600,000
QUALCOMM Inc	United States	2,100,000	143,850,000
Western Digital Corp	United States	5,000,000	292,350,000
			2,582,990,000
Materials 3.7%
BASF SE	Germany	12,000,000	1,026,389,073
The Dow Chemical Co	United States	18,000,000	932,940,000
The Mosaic Co	United States	15,000,000	366,900,000
Rio Tinto PLC, ADR	United Kingdom	18,000,000	601,200,000
			2,927,429,073
Real Estate 0.7%
Host Hotels & Resorts Inc	United States	30,000,000	467,100,000
Outfront Media Inc	United States	5,000,000	118,250,000
			585,350,000
Telecommunication Services 1.2%
BCE Inc	Canada	5,500,000	253,910,625
BT Group PLC.	United Kingdom	25,000,000	126,125,141
Telstra Corp. Ltd	Australia	40,000,000	158,621,961
TELUS Corp	Canada	2,500,000	82,460,284
Verizon Communications Inc	United States	7,000,000	363,860,000
			984,978,011
Utilities 4.6%
Dominion Resources Inc	United States	12,500,000	928,375,000
Duke Energy Corp	United States	5,000,000	400,200,000
Great Plains Energy Inc	United States	4,667,500	127,376,075
PG&E Corp	United States	10,000,000	611,700,000
PPL Corp	United States	5,500,000	190,135,000
Public Service Enterprise Group Inc	United States	4,000,000	167,480,000
Sempra Energy	United States	4,500,000	482,355,000
The Southern Co	United States	7,000,000	359,100,000
SSE PLC	United Kingdom	5,000,000	101,665,196
Xcel Energy Inc	United States	7,000,000	287,980,000
			3,656,366,271
Total Common Stocks (Cost $30,900,162,043)			32,665,727,305

[f] Equity-Linked Securities 13.0%
Consumer Discretionary 1.6%
[g] The Goldman Sachs Group Inc. into Ford Motor Co., 9.00%, 144A	United States	17,915,000	220,202,222
[g] JPMorgan Chase & Co. into Target Corp., 6.50%, 144A	United States	1,892,000	131,461,647
[g] JPMorgan Chase & Co. into Target Corp., 6.50%, 144A	United States	2,014,000	139,354,903
[g] Merrill Lynch International & Co. CV into Ford Motor Co., 8.50%, 144A	United States	18,740,000	231,476,480

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
	Country	Shares	Value

[f] Equity-Linked Securities (continued)
Consumer Discretionary (continued)
[g] Morgan Stanley into Nordstrom Inc., 8.00%, 144A	United States	3,000,000	$153,327,300
[g] UBS AG into General Motors Co., 8.00%, 144A.	United States	5,706,000	183,017,668
[g] UBS AG into Target Corp., 6.00%, 144A	United States	2,868,000	196,578,743
			1,255,418,963
Energy 2.3%
[g] Credit Suisse New York into Chevron Corp., 7.00%, 144A	United States	2,065,000	211,347,587
[g] Credit Suisse New York into Halliburton Co., 8.00%, 144A	United States	4,484,000	198,847,016
[g] Credit Suisse New York into Schlumberger Ltd., 7.50%, 144A.	United States	2,665,000	207,513,157
[g] JPMorgan Chase & Co. into Anadarko Petroleum Corp., 8.50%, 144A	United States	2,584,000	162,653,756
[g] JPMorgan Chase & Co. into Halliburton Co., 8.00%, 144A	United States	4,952,000	212,268,470
[g] JPMorgan Chase & Co. into Halliburton Co., 8.50%, 144A	United States	3,054,000	130,580,489
[g] Morgan Stanley into Anadarko Petroleum Corp., 9.50%, 144A.	United States	4,275,000	242,374,117
[g] Royal Bank of Canada into Anadarko Petroleum Corp., 7.50%, 144A.	United States	3,382,000	197,006,235
[g] UBS AG into Exxon Mobil Corp., 6.50%, 144A	United States	3,058,000	262,463,859
			1,825,054,686
Financials 2.0%
[g] Barclays Bank PLC into Bank of America Corp., 7.00%, 144A.	United States	10,600,000	159,702,780
[g] Barclays Bank PLC into Morgan Stanley, 8.00%, 144A	United States	7,327,000	216,642,538
[g] BNP Paribas Arbitrage Issuance BV into JPMorgan Chase & Co., 6.50%,
144A	United States	3,124,000	203,434,880
[g] Citigroup Global Markets Holdings Inc. into Metlife Inc., 8.00%, 144A	United States	3,502,000	153,579,860
[g] Deutsche Bank AG/London into MetLife Inc., 8.00%, 144A	United States	3,296,000	145,730,333
[g] Merrill Lynch International & Co. CV into Morgan Stanley, 7.50%, 144A	United States	6,600,000	202,912,380
[g] UBS AG into Bank of America Corp., 6.50%, 144A	United States	9,586,000	150,802,159
[g] Wells Fargo Bank NA into The Charles Schwab Corp., 7.50%, 144A	United States	5,773,000	171,041,866
[g] Wells Fargo Bank NA into MetLife Inc., 8.50%, 144A	United States	3,659,000	156,692,284
			1,560,539,080
Health Care 1.2%
[g] Barclays Bank PLC into Gilead Sciences Inc., 8.50%, 144A	United States	3,333,000	265,848,746
[g] Barclays Bank PLC into Medtronic PLC, 6.00%, 144A	United States	1,310,000	108,564,547
[g] JPMorgan Chase & Co. into Medtronic PLC, 6.00%, 144A	United States	1,308,000	109,067,580
[g] JPMorgan Chase & Co. into Merck & Co. Inc., 6.25%, 144A	United States	2,540,000	152,508,204
[g] Royal Bank of Canada into Medtronic PLC, 6.50%, 144A	United States	2,064,000	168,389,789
[g] UBS AG into Eli Lilly & Co., 7.50%, 144A	United States	2,400,000	192,940,800
			997,319,666
Industrials 0.9%
[g] Bank of America Merrill Lynch into Illinois Tool Works Inc., 6.00%, 144A	United States	1,057,000	111,628,713
[g] Barclays Bank PLC into The Boeing Co., 7.50%, 144A	United States	1,180,000	153,656,060
[g] Goldman Sachs International into Deere & Co., 8.10%, 144A	United States	1,220,000	103,229,324
[g] Merrill Lynch International & Co. CV into Deere & Co., 7.00%, 144A	United States	1,890,000	159,980,940
[g] Merrill Lynch International & Co. CV into Deere & Co., 7.50%, 144A	United States	2,440,000	204,878,504
			733,373,541
Information Technology 4.3%
[g] Barclays Bank PLC into Cisco Systems Inc., 7.00%, 144A	United States	8,250,000	258,822,300
[g] Barclays Bank PLC into Microsoft Corp., 7.00%, 144A	United States	6,060,000	331,547,448
[g] Citigroup Inc. into Apple Inc., 7.50%, 144A	United States	2,395,400	265,654,651
[g] Credit Suisse New York into Cisco Systems Inc., 7.50%, 144A	United States	7,580,000	221,676,342
[g] Credit Suisse New York into Texas Instruments Inc., 7.00%, 144A	United States	2,575,000	165,375,255
[g] The Goldman Sachs Group Inc. into Apple Inc., 7.50%, 144A	United States	1,561,000	177,857,998
[g] The Goldman Sachs Group Inc. into Oracle Corp., 6.00%, 144A	United States	6,946,000	267,709,954

66 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
	Country	Shares	Value

[f] Equity-Linked Securities (continued)
Information Technology (continued)
[g] Goldman Sachs International into QUALCOMM Inc., 8.50%, 144A	United States	1,647,000	$92,696,619
[g] Merrill Lynch International & Co. CV into Oracle Corp., 6.00%, 144A	United States	4,950,000	196,397,685
[g] Morgan Stanley into QUALCOMM Inc., 8.00%, 144A	United States	3,949,000	229,404,518
[g] Royal Bank of Canada into Cisco Systems Inc., 7.50%, 144A	United States	9,356,000	270,715,860
[g] Royal Bank of Canada into Microsoft Corp., 7.00%, 144A.	United States	5,080,000	273,195,796
[g] UBS AG into Intel Corp., 7.00%, 144A	United States	5,750,000	213,616,525
[g] Wells Fargo Bank NA into Intel Corp., 7.00%, 144A	United States	5,804,000	211,337,570
[g] Wells Fargo Bank NA into Texas Instruments Inc., 6.50%, 144A	United States	3,535,000	223,689,497
			3,399,698,018
Materials 0.7%
[g] Citigroup Inc. into The Dow Chemical Co., 8.00%, 144A.	United States	4,283,000	218,624,450
[g] Deutsche Bank AG/London into Agrium Inc., 8.00%, 144A	Canada	1,050,000	95,565,750
[g] Merrill Lynch International & Co. CV into The Dow Chemical Co., 7.50%,
144A	United States	4,826,000	251,491,547
			565,681,747
Total Equity-Linked Securities (Cost $9,946,537,966)			10,337,085,701

Convertible Preferred Stocks 3.0%
Financials 1.4%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	570,218	696,144,943
[a] FNMA, 5.375%, cvt. pfd	United States	4,250	48,875,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	260,097	340,362,934
			1,085,382,877
Health Care 0.7%
Allergan PLC, 5.50%, cvt. pfd	United States	200,000	164,326,000
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd	Israel	525,000	426,987,330
			591,313,330
Industrials 0.0%†
[a,b,d] CEVA Holdings LLC, cvt. pfd., A-1	United States	2,897	1,448,625
[a,b,d] CEVA Holdings LLC, cvt. pfd., A-2	United States	110,565	38,697,778
			40,146,403
Materials 0.1%
Alcoa Inc., 5.375%, cvt. pfd	United States	2,647,775	86,555,765
Real Estate 0.1%
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	2,426,120	60,677,261
Telecommunication Services 0.1%
T-Mobile US Inc., 5.50%, cvt. pfd	United States	777,800	60,722,846
Utilities 0.6%
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	2,500,000	124,400,000
Exelon Corp., 6.50%, cvt. pfd	United States	2,250,000	105,165,000
[a] Great Plains Energy Inc., 7.00%, cvt. pfd	United States	1,080,000	55,609,200
NextEra Energy Inc., 6.371%, cvt. pfd	United States	3,650,000	215,496,000
			500,670,200
Total Convertible Preferred Stocks
(Cost $2,511,784,704)			2,425,468,682

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
	Country	Shares	Value

Preferred Stocks 0.1%
Financials 0.1%
[a] FHLMC, 8.375%, pfd., Z	United States	8,132,009	$28,299,391
[a] FNMA, 8.25%, pfd., S	United States	6,000,000	21,060,000
Morgan Stanley, 6.375%, pfd., I	United States	1,977,655	55,117,245
Total Preferred Stocks (Cost $391,641,600)			104,476,636

		Principal
		Amount*

Convertible Bonds 0.6%
Energy 0.5%
[g] Chesapeake Energy Corp., senior note, 144A, cvt., 5.50%, 9/15/26	United States	50,000,000	50,000,000
Cobalt International Energy Inc.,
cvt., senior bond, 3.125%, 5/15/24	United States	61,204,000	23,869,560
cvt., senior note, 2.625%, 12/01/19	United States	70,000,000	35,962,500
[h] Stone Energy Corp., cvt., senior note, 1.75%, 3/01/17	United States	150,000,000	88,968,750
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	220,000,000	247,362,500
			446,163,310
Health Care 0.1%
Impax Laboratories Inc., cvt., senior note, 2.00%, 6/15/22	United States	55,000,000	48,537,500
Total Convertible Bonds (Cost $586,600,085)			494,700,810

Corporate Bonds 36.6%
Consumer Discretionary 5.3%
[g,i] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22.	United States	103,000,000	84,202,500
[g] Altice Financing SA,
secured bond, 144A, 7.50%, 5/15/26	Luxembourg	50,000,000	52,187,500
secured note, 144A, 6.625%, 2/15/23	Luxembourg	45,000,000	46,350,000
[g] Altice Luxembourg SA,
senior bond, 144A, 7.625%, 2/15/25	Luxembourg	20,000,000	20,600,000
senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	25,000,000	26,781,250
AMC Networks Inc., 4.75%, 12/15/22	United States	26,500,000	26,930,625
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.125%, 2/15/23	United States	170,000,000	177,650,000
senior bond, 5.75%, 9/01/23	United States	67,000,000	71,103,750
senior bond, 5.75%, 1/15/24	United States	168,000,000	178,920,000
[g] senior bond, 144A, 5.75%, 2/15/26	United States	40,900,000	43,456,250
[g] senior bond, 144A, 5.50%, 5/01/26	United States	100,000,000	105,000,000
[g] senior note, 144A, 5.125%, 5/01/23	United States	30,000,000	31,387,500
[g] Charter Communications Operating LLC/Capital, senior secured note, first
lien, 144A, 4.908%, 7/23/25	United States	30,000,000	33,177,840
Cinemark USA Inc.,
senior bond, 4.875%, 6/01/23	United States	23,000,000	23,230,000
senior note, 5.125%, 12/15/22	United States	50,000,000	51,500,000
[g] CSC Holdings LLC,
senior bond, 144A, 10.875%, 10/15/25	United States	26,000,000	30,485,000
senior bond, 144A, 5.50%, 4/15/27	United States	48,300,000	49,507,500
senior note, 144A, 10.125%, 1/15/23	United States	75,000,000	86,925,000
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	300,000,000	292,500,000
[g] senior bond, 144A, 7.75%, 7/01/26	United States	75,000,000	79,875,000
senior note, 5.125%, 5/01/20	United States	60,000,000	62,400,000
senior note, 6.75%, 6/01/21	United States	95,000,000	102,600,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Discretionary (continued)
DISH DBS Corp., (continued)
senior note, 5.875%, 7/15/22	United States	332,500,000	$343,306,250
senior note, 5.875%, 11/15/24	United States	153,200,000	151,859,500
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	40,350,000	41,729,809
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	67,600,000	69,533,698
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	319,775,000	239,431,531
senior secured note, first lien, 9.00%, 12/15/19	United States	265,800,000	211,311,000
[g] International Game Technology PLC,
senior secured bond, 144A, 6.50%, 2/15/25.	United States	84,000,000	90,930,000
senior secured note, 144A, 6.25%, 2/15/22	United States	46,600,000	49,862,000
KB Home,
senior bond, 7.50%, 9/15/22	United States	50,000,000	54,500,000
senior note, 7.00%, 12/15/21	United States	70,000,000	75,600,000
MGM Resorts International, senior note, 7.75%, 3/15/22	United States	80,000,000	93,000,000
Outfront Media Capital LLC/Corp., senior bond, 5.875%, 3/15/25.	United States	30,000,000	31,612,500
[g] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	49,600,000	52,204,000
Quebecor Media Inc., senior bond, 5.75%, 1/15/23	Canada	70,300,000	73,375,625
Regal Entertainment Group, senior note, 5.75%, 3/15/22	United States	40,000,000	41,300,000
[g] Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	90,000,000	90,000,000
senior note, 144A, 5.875%, 4/01/23	United States	80,000,000	80,400,000
[g] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	115,000,000	122,906,250
senior note, 144A, 4.625%, 5/15/23	United States	88,400,000	88,731,500
[g] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	135,500,000	137,871,250
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	74,020,000	74,760,200
[g] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A,
5.50%, 1/15/25	United Kingdom	80,000,000	82,100,000
[g] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 4.25%, 5/30/23	United States	74,000,000	71,317,500
senior bond, 144A, 5.50%, 3/01/25	United States	100,000,000	101,125,000
[g] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21.	Macau	47,000,000	47,705,000
[g] Ziggo Secured Finance BV, secured bond, 144A, 5.50%, 1/15/27	Netherlands	35,000,000	34,987,050
			4,228,229,378
Consumer Staples 0.5%
Cott Beverages Inc., senior note, 5.375%, 7/01/22	United States	49,377,000	51,043,474
[g] ESAL GmbH, senior note, 144A, 6.25%, 2/05/23	Brazil	50,000,000	48,834,750
[g] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	101,180,000	101,180,000
senior note, 144A, 7.25%, 6/01/21	United States	108,500,000	112,026,250
senior note, 144A, 5.75%, 6/15/25	United States	55,000,000	54,312,500
[g] Post Holdings Inc., senior note, 144A, 7.75%, 3/15/24	United States	50,000,000	56,250,000
			423,646,974
Energy 6.3%
Antero Resources Corp., senior note, 5.375%, 11/01/21	United States	50,000,000	50,875,000
Bill Barrett Corp.,
senior note, 7.625%, 10/01/19	United States	162,476,000	140,541,740
senior note, 7.00%, 10/15/22	United States	182,500,000	141,893,750

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Energy (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 6.50%, 4/15/21	United States	80,000,000		$65,800,000
[g] senior note, 144A, 11.50%, 1/15/21	United States	52,200,000		60,030,000
[g] Cheniere Corpus Christi Holdings LLC, senior secured note, 144A, 7.00%,
6/30/24	United States	39,000,000		42,315,000
Chesapeake Energy Corp.,
[g] secured note, second lien, 144A, 8.00%, 12/15/22	United States	665,000,000		674,975,000
senior bond, 6.125%, 2/15/21	United States	47,000,000		43,005,000
senior note, 7.25%, 12/15/18	United States	179,000,000		182,580,000
senior note, 6.625%, 8/15/20	United States	41,500,000		39,113,750
senior note, 6.875%, 11/15/20	United States	36,000,000		33,840,000
[j] senior note, FRN, 3.93%, 4/15/19	United States	80,000,000		75,200,000
[g] Denbury Resources Inc., senior secured note, 144A, 9.00%, 5/15/21.	United States	129,067,000		135,843,017
Energy Transfer Equity LP,
senior secured bond, first lien, 5.875%, 1/15/24	United States	36,500,000		38,051,250
senior secured bond, first lien, 5.50%, 6/01/27	United States	150,000,000		150,000,000
[g,h,k] Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	377,300,000		152,806,500
[g,h] EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	18,500,000		9,712,500
Ferrellgas LP/Ferrellgas Finance Corp.,
senior note, 6.50%, 5/01/21	United States	78,795,000		72,491,400
senior note, 6.75%, 1/15/22	United States	70,000,000		62,650,000
senior note, 6.75%, 6/15/23	United States	52,900,000		46,816,500
[d,k] Goodrich Petroleum Corp., second lien, 144A, 8.00%, 3/15/18	United States	70,000	[l]	18,179,719
[b,g] Halcon Resources Corp., secured note, second lien, 144A, 8.625%,
2/01/20	United States	190,000,000		191,425,000
Kinder Morgan Inc.,
senior note, MTN, 7.75%, 1/15/32	United States	118,000,000		143,215,892
[g] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	120,000,000		132,757,440
[g,h,k] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A,
12.00%, 12/15/20.	United States	300,000,000		147,000,000
[g] McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	145,270,000		138,188,087
[g] NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	53,000,000		55,650,000
[b,g,m] PetroQuest Energy Inc., second lien, secured note, 144A, PIK, 10.00%,
2/15/21	United States	58,725,000		38,719,780
[b] Rex Energy Corp., second lien, 1.00% to 10/01/17, 8.00% thereafter,
10/01/20	United States	110,000,000		61,600,000
[g] Rockies Express Pipeline LLC,
senior bond, 144A, 5.625%, 4/15/20	United States	80,000,000		84,800,000
senior note, 144A, 6.00%, 1/15/19	United States	29,400,000		31,017,000
Sabine Pass Liquefaction LLC,
first lien, 6.25%, 3/15/22	United States	75,000,000		82,500,000
first lien, 5.625%, 4/15/23	United States	149,450,000		160,285,125
[g] senior secured bond, 144A, 5.875%, 6/30/26	United States	70,000,000		76,343,750
[g] senior secured bond, 144A, 5.00%, 3/15/27.	United States	61,000,000		62,677,500
senior secured note, first lien, 5.75%, 5/15/24	United States	75,000,000		81,093,750
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	219,790,000		194,514,150
senior note, 6.125%, 1/15/23	United States	110,000,000		88,825,000

70 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[h] Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	247,000,000	$142,025,000
[g] Transocean Inc., senior note, 144A, 9.00%, 7/15/23	United States	65,000,000	63,537,500
[b,g,m] W&T Offshore Inc.,
second lien, 144A, PIK, 9.00%, 5/15/20.	United States	74,140,000	42,339,709
senior secured note, third lien, 144A, PIK, 8.50%, 6/15/21	United States	65,903,000	25,211,581
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	85,000,000	78,625,000
[i] senior note, 7.75%, 6/15/21	United States	239,600,000	238,102,500
[i] senior note, 4.50%, 4/15/22	United States	130,000,000	110,500,000
[i] senior note, 8.25%, 6/15/23	United States	212,100,000	210,509,250
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	60,700,000	59,182,500
			4,977,365,640
Financials 4.5%
[n] Bank of America Corp.,
junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	83,400,000
junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	102,687,500
junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	80,000,000	78,000,000
junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	88,621,000
[n] Barclays PLC, sub. bond, 8.25% to 12/15/18, FRN thereafter, Perpetual	United Kingdom	75,000,000	75,457,125
CIT Group Inc., senior bond, 5.00%, 8/01/23.	United States	60,000,000	63,675,000
[n] Citigroup Inc.,
junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	179,195,000	177,627,044
junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	33,000,000	34,237,500
junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	230,000,000	238,551,400
junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	250,000,000	256,562,500
junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	160,000,000	161,800,000
junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual.	United States	25,000,000	25,533,750
junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	122,405,400
sub. bond, T, 6.25% to 8/15/26, FRN thereafter, Perpetual	United States	50,000,000	53,921,850
[n] Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23, FRN thereafter,
Perpetual	United States	54,000,000	52,110,000
[n] The Goldman Sachs Group Inc., junior sub. note, 5.70% to 5/10/19, FRN
thereafter, Perpetual	United States	30,000,000	30,450,000
[n] HSBC Holdings PLC, junior sub. bond, 6.375% to 9/17/24, FRN thereafter,
Perpetual	United Kingdom	40,000,000	39,530,000
[n] JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	63,543,600
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	111,625,000
junior sub. bond, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	750,000,000	771,562,500
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter, Perpetual	United States	100,000,000	100,750,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	109,856,250
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000,000	197,750,000
junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	80,000,000	84,600,000
[n] Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter,
Perpetual	United States	58,000,000	59,305,000
Navient Corp., senior note, 6.125%, 3/25/24	United States	55,000,000	51,493,750
[g] OneMain Financial Holdings Inc.,
senior note, 144A, 6.75%, 12/15/19	United States	75,000,000	79,293,750
senior note, 144A, 7.25%, 12/15/21	United States	55,700,000	58,902,750

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Financials (continued)
[n] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	54,000,000	$53,994,600
[n] Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter,
Perpetual	United States	129,500,000	134,356,250
			3,561,603,519
Health Care 6.2%
[g] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	48,100,000	46,176,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	750,000,000	738,750,000
senior note, 7.125%, 7/15/20	United States	331,037,000	309,354,076
senior note, 6.875%, 2/01/22	United States	365,000,000	315,725,000
[g] Concordia International Corp.,
senior note, 144A, 9.50%, 10/21/22	Canada	125,000,000	87,187,500
senior note, 144A, 7.00%, 4/15/23	Canada	50,000,000	32,250,000
DaVita Inc., senior bond, 5.125%, 7/15/24	United States	81,000,000	82,771,875
[g] Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	108,000,000	100,710,000
[g] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	98,700,000	87,719,625
senior note, 144A, 6.00%, 7/15/23	United States	123,025,000	112,567,875
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	120,000,000	128,100,000
senior note, 7.50%, 2/15/22	United States	150,000,000	172,500,000
senior secured bond, first lien, 5.25%, 4/15/25	United States	20,000,000	21,375,000
senior secured note, first lien, 5.00%, 3/15/24	United States	134,800,000	143,225,000
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	60,012,000	56,411,280
[g] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior
note, 144A, 6.375%, 8/01/23	United States	81,765,000	85,240,013
Kindred Healthcare Inc.,
senior note, 8.00%, 1/15/20	United States	33,845,000	34,606,513
senior note, 8.75%, 1/15/23	United States	50,000,000	50,187,500
Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	37,500,000	33,937,500
[g] Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	96,600,000	99,015,000
senior note, 144A, 5.75%, 8/01/22	United States	190,000,000	188,337,500
senior note, 144A, 5.625%, 10/15/23	United States	115,050,000	110,735,625
senior note, 144A, 5.50%, 4/15/25	United States	100,000,000	95,500,000
Tenet Healthcare Corp.,
4.375%, 10/01/21	United States	140,000,000	140,000,000
senior note, 5.00%, 3/01/19	United States	72,000,000	71,100,000
senior note, 8.00%, 8/01/20	United States	128,703,000	130,311,787
senior note, 8.125%, 4/01/22	United States	465,000,000	467,325,000
senior note, 6.75%, 6/15/23	United States	324,700,000	302,782,750
[g] Valeant Pharmaceuticals International, senior note, 144A, 6.375%,
10/15/20	United States	145,000,000	136,662,500
[g] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	82,400,000	71,173,000
senior note, 144A, 6.75%, 8/15/18	United States	163,000,000	164,630,000
senior note, 144A, 5.375%, 3/15/20	United States	210,000,000	195,300,000
senior note, 144A, 5.875%, 5/15/23	United States	83,500,000	72,597,405
[g] Vizient Inc., senior note, 144A, 10.375%, 3/01/24	United States	45,000,000	51,750,000
			4,936,015,324

72 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Industrials 2.4%
The ADT Corp., senior note, 3.50%, 7/15/22	United States	68,000,000	$65,790,000
[g] Ahern Rentals Inc., secured note, second lien, 144A, 7.375%, 5/15/23.	United States	50,000,000	32,625,000
[g] Bombardier Inc.,
144A, 5.50%, 9/15/18	Canada	27,000,000	27,540,000
senior bond, 144A, 6.125%, 1/15/23	Canada	81,300,000	72,560,250
senior bond, 144A, 7.50%, 3/15/25	Canada	50,100,000	46,342,500
senior note, 144A, 6.00%, 10/15/22	Canada	35,000,000	31,587,500
[g] CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	164,778,982	146,653,294
[g] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24.	United States	29,500,000	30,680,000
[g,o] Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	77,700,000	77,700,000
[n] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter,
Perpetual	United States	90,153,000	95,981,392
Hertz Corp.,
senior note, 6.75%, 4/15/19	United States	155,000,000	158,602,200
senior note, 6.25%, 10/15/22	United States	20,000,000	20,700,000
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	90,000,000	89,550,000
[g] Prime Security Services Borrower LLC/Prime Finance Inc., secured note,
second lien, 144A, 9.25%, 5/15/23	United States	60,000,000	65,550,000
[g] Stena International SA, senior secured bond, first lien, 144A, 5.75%,
3/01/24	Sweden	46,670,000	39,056,956
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	100,000,000	105,750,000
[g] senior sub. bond, 144A, 6.375%, 6/15/26	United States	30,800,000	32,109,000
senior sub. note, 6.00%, 7/15/22	United States	94,800,000	100,488,000
United Rentals North America Inc.,
senior bond, 6.125%, 6/15/23	United States	120,000,000	126,600,000
senior bond, 5.75%, 11/15/24	United States	121,700,000	126,872,250
senior bond, 5.875%, 9/15/26	United States	20,700,000	21,424,500
[g] XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	340,000,000	356,575,000
			1,870,737,842
Information Technology 2.5%
[g] Belden Inc., senior sub. note, 144A, 5.50%, 9/01/22.	United States	40,000,000	41,900,000
[g] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21.	United States	130,805,000	119,359,562
[g,m] Boxer Parent Co. Inc., senior note, 144A, PIK, 9.00%, 10/15/19	United States	55,000,000	50,050,000
[g] CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	100,000,000	105,875,000
senior note, 144A, 5.00%, 6/15/21	United States	50,000,000	51,937,500
[g] CommScope Technologies Finance LLC, senior bond, 144A, 6.00%,
6/15/25	United States	84,200,000	90,199,250
[g] Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	27,000,000	28,699,056
senior note, 144A, 7.125%, 6/15/24	United States	27,100,000	29,823,035
senior secured bond, first lien, 144A, 5.45%, 6/15/23	United States	69,750,000	74,807,015
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	53,750,000	59,067,058
senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	41,400,000	43,315,992
[g] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24	United States	70,000,000	72,187,500
secured note, first lien, 144A, 5.00%, 1/15/24	United States	50,000,000	50,937,500
senior note, 144A, 7.00%, 12/01/23	United States	315,000,000	333,900,000
senior secured note, first lien, 144A, 5.375%, 8/15/23	United States	75,000,000	77,437,500
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	52,500,000	53,418,750

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Information Technology (continued)
[g,m] Infor Software Parent LLC/Inc., senior note, 144A, PIK, 7.125%, 5/01/21	United States	24,650,000	$24,033,750
[g] Inmarsat Finance PLC, senior note, 144A, 4.875%, 5/15/22	United Kingdom	39,000,000	37,245,000
[g] Micron Technology Inc., senior secured note, 144A, 7.50%, 9/15/23	United States	35,000,000	38,963,400
[g] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	60,600,000	69,387,000
NCR Corp.,
senior note, 5.00%, 7/15/22	United States	60,000,000	61,650,000
senior note, 6.375%, 12/15/23	United States	45,000,000	47,812,500
Qorvo Inc., senior note, 6.75%, 12/01/23	United States	50,000,000	54,125,000
[g] Western Digital Corp.,
senior note, 144A, 10.50%, 4/01/24	United States	250,000,000	290,937,500
senior secured note, 144A, 7.375%, 4/01/23	United States	100,000,000	110,000,000
			2,017,068,868
Materials 2.3%
[g] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	37,300,000	38,279,125
senior note, 144A, 6.00%, 6/30/21	Luxembourg	45,000,000	46,687,500
senior note, 144A, 4.625%, 5/15/23	Luxembourg	44,900,000	45,405,125
senior note, 144A, 7.25%, 5/15/24	Luxembourg	76,500,000	82,046,250
Ball Corp., senior bond, 4.00%, 11/15/23	United States	100,000,000	101,125,000
[g] BWAY Holding Co., senior note, 144A, 9.125%, 8/15/21	United States	55,000,000	57,750,000
[g] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24 .	Mexico	88,400,000	90,430,990
[g] Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25.	Mexico	80,000,000	80,918,000
secured note, 144A, 7.25%, 1/15/21	Mexico	111,000,000	119,039,730
senior secured bond, 144A, 7.75%, 4/16/26.	Mexico	75,100,000	83,237,836
The Chemours Co., senior note, 6.625%, 5/15/23	United States	74,900,000	73,589,250
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond,
4.50%, 1/15/23	United States	115,000,000	120,318,750
[g] First Quantum Minerals Ltd.,
senior note, 144A, 6.75%, 2/15/20	Canada	50,000,000	46,500,000
senior note, 144A, 7.00%, 2/15/21	Canada	10,000,000	9,075,000
[g] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	500,000,000	580,155,000
HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	24,100,000	24,286,775
[g] Owens-Brockway Glass Container Inc., senior note, 144A, 5.875%,
8/15/23	United States	27,500,000	29,579,687
[g] Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	45,000,000	43,987,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group
Issuer Luxembourg SA,
[g] first lien, 144A, 5.125%, 7/15/23	United States	31,800,000	32,873,250
senior note, 9.875%, 8/15/19	United States	27,311,000	28,164,469
[g] senior note, 144A, 7.00%, 7/15/24	United States	14,800,000	15,900,750
senior secured note, first lien, 6.875%, 2/15/21	United States	25,600,000	26,560,051
[g,j] senior secured note, first lien, 144A, FRN, 4.127%, 7/15/21.	United States	30,400,000	30,932,000
[g] Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	48,000,000	51,360,000
			1,858,202,038
Real Estate 0.4%
[g,o] Crescent Communities LLC, secured note, 144A, 8.875%, 10/15/21	United States	35,000,000	35,612,500
Equinix Inc., senior bond, 5.875%, 1/15/26	United States	26,500,000	28,553,750
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	100,000,000	103,250,000

74 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Real Estate (continued)
iStar Inc., senior note, 5.00%, 7/01/19	United States	115,000,000	$115,129,950
			282,546,200
Telecommunication Services 3.8%
CenturyLink Inc.,
senior note, 5.80%, 3/15/22	United States	73,000,000	75,098,750
senior note, 7.50%, 4/01/24	United States	41,600,000	44,512,000
Consolidated Communications Inc., senior note, 6.50%, 10/01/22	United States	100,000,000	97,500,000
[g] Digicel Ltd., senior note, 144A, 6.75%, 3/01/23	Bermuda	73,300,000	64,964,690
Frontier Communications Corp.,
senior bond, 8.75%, 4/15/22	United States	43,900,000	44,997,500
senior note, 9.25%, 7/01/21	United States	63,600,000	68,767,500
senior note, 10.50%, 9/15/22	United States	20,000,000	21,275,000
senior note, 7.125%, 1/15/23	United States	115,850,000	108,609,375
senior note, 11.00%, 9/15/25	United States	50,000,000	52,312,500
Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	165,000,000	115,087,500
[g] SFR Group SA, secured bond, 144A, 7.375%, 5/01/26.	France	50,000,000	51,002,000
Sprint Capital Corp.,
senior bond, 6.875%, 11/15/28.	United States	126,000,000	119,227,500
senior note, 6.90%, 5/01/19	United States	220,000,000	228,800,000
Sprint Communications Inc.,
11.50%, 11/15/21	United States	200,000,000	231,000,000
senior note, 8.375%, 8/15/17	United States	135,000,000	140,568,750
senior note, 7.00%, 8/15/20	United States	102,500,000	103,525,000
senior note, 6.00%, 11/15/22	United States	185,000,000	174,131,250
[g] senior note, 144A, 9.00%, 11/15/18	United States	70,000,000	77,437,500
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000	190,160,250
senior bond, 7.125%, 6/15/24	United States	240,650,000	235,837,000
senior note, 7.625%, 2/15/25	United States	100,000,000	99,500,000
[g] Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	55,000,000	56,266,100
T-Mobile USA Inc.,
senior bond, 6.625%, 4/01/23	United States	50,000,000	53,875,000
senior note, 6.633%, 4/28/21	United States	100,000,000	105,625,000
senior note, 6.00%, 3/01/23	United States	30,000,000	32,161,800
senior note, 6.00%, 4/15/24	United States	42,250,000	45,313,125
[g] Wind Acquisition Finance SA, secured note, second lien, 144A, 7.375%,
4/23/21	Italy	270,000,000	282,752,100
Zayo Group LLC/Zayo Capital Inc.,
senior note, 6.00%, 4/01/23	United States	80,000,000	84,200,000
senior note, 6.375%, 5/15/25	United States	50,000,000	53,437,500
			3,057,944,690
Utilities 2.4%
The AES Corp.,
senior bond, 4.875%, 5/15/23	United States	110,000,000	112,887,500
senior bond, 5.50%, 3/15/24	United States	50,000,000	52,000,000
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	285,000,000	282,150,000
senior note, 5.375%, 1/15/23	United States	260,000,000	260,325,000
senior note, 5.50%, 2/01/24	United States	100,000,000	99,250,000
[g] senior secured bond, 144A, 5.25%, 6/01/26.	United States	60,000,000	60,900,000

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Utilities (continued)
Dynegy Inc.,
senior note, 6.75%, 11/01/19	United States	455,000,000		$468,650,000
senior note, 7.375%, 11/01/22	United States	270,000,000		267,975,000
senior note, 5.875%, 6/01/23	United States	130,000,000		118,625,000
[g] InterGen NV,
secured bond, 144A, 7.00%, 6/30/23	Netherlands	143,700,000		122,145,000
secured note, 144A, 7.50%, 6/30/21	Netherlands	35,800,000	GBP	39,924,337
NGL Energy Partners LP/NGL Energy Finance Corp., senior note,
6.875%, 10/15/21.	United States	30,000,000		28,575,000
				1,913,406,837
Total Corporate Bonds (Cost $28,587,419,022)				29,126,767,310

[j,p] Senior Floating Rate Interests 3.9%
Consumer Discretionary 1.5%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	34,299,555		33,119,650
Academy Ltd., Initial Term Loan, 5.00%, 7/02/22	United States	93,270,548		91,405,137
Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	248,750,000		227,095,317
iHeartCommunications Inc.,
Tranche D Term Loan, 7.274%, 1/30/19	United States	687,373,595		529,420,642
Tranche E Term Loan, 8.024%, 7/30/19.	United States	200,744,256		154,447,612
Neiman Marcus Group Ltd. Inc., Term Loan, 4.25%, 10/25/20	United States	71,450,381		66,231,932
Petco Animal Supplies Stores Inc., Term Loan B-1, 5.00%, 1/26/23	United States	74,625,000		75,412,741
				1,177,133,031
Energy 0.4%
Callon Petroleum Co., Second Lien Term Loan, 8.50%, 10/08/21.	United States	54,500,000		55,340,227
Chesapeake Energy Corp., Class A Loans, 8.50%, 8/23/21	United States	80,000,000		84,040,000
McDermott Finance LLC, Term Loan, 8.25%, 4/16/19.	United States	9,416,212		9,478,010
[b] W&T Offshore Inc.,
Second Lien Term Loan, 9.00%, 5/15/20	United States	151,850,000		96,424,750
senior secured, 1.5 lien Term Loan, 11.00%, 11/15/19	United States	75,000,000		75,398,250
				320,681,237
Financials 0.3%
First Eagle Investment Management, Initial Term Loans, 4.838%,
12/01/22	United States	163,799,812		163,595,062
Russell Investments US Institutional Holdco Inc., Initial Term Loan, 6.75%,
6/01/23	United States	49,875,000		49,594,453
				213,189,515
Health Care 0.5%
Arbor Pharmaceuticals LLC, Initial Term Loan, 6.00%, 7/05/23	United States	50,000,000		50,250,000
Concordia International Corp., Initial Dollar Term Loan, 5.25%, 10/21/21	United States	44,662,500		40,126,487
Lannett Co. Inc., Initial Tranche B Term Loans, 6.375%, 11/25/22	United States	62,562,500		61,832,583
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23	United States	57,406,340		58,195,677
US Renal Care Inc., Initial Term Loan, 5.25%, 12/31/22	United States	59,550,000		57,421,088
Vizient Inc., Initial Term Loan, 6.25%, 2/10/23	United States	175,970,588		178,170,221
				445,996,056
Industrials 0.5%
CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	20,320,197		16,351,419
CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	20,892,857		16,812,231
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	3,592,981		2,891,228

76 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value

[j,p] Senior Floating Rate Interests (continued)
Industrials (continued)
CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21.	United States	28,817,734	$23,189,285
Commercial Barge Line Co., Initial Term Loan, 9.75%, 11/12/20	United States	134,750,000	131,549,688
[q] Cortes NP Acquisition Corp., Term Loan B, 7.50%, 9/30/23	United States	152,000,000	152,000,000
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20.	United States	36,316,346	36,435,282
			379,229,133
Information Technology 0.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	87,676,060	84,729,180
Micron Technology Inc., Term Loan, 6.53%, 4/26/22	United States	39,900,000	40,412,994
Uber Technologies Inc., Term Loan, 5.00%, 7/13/23.	United States	55,000,000	55,108,845
Western Digital Corp., Term Loan B-1, 4.50%, 4/29/23	United States	79,800,000	80,772,602
			261,023,621
Materials 0.2%
[q] Avantor Performance Materials Holdings Inc., Initial Term Loan, 7.50%,
6/21/22	United States	47,784,431	48,023,354
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	126,000,328	126,019,984
			174,043,338
Utilities 0.2%
Dynegy Finance IV Inc., Term Loans, 5.00%, 6/27/23.	United States	50,000,000	50,385,400
Intergen NV, Term Advance, 5.50%, 6/13/20	Netherlands	43,525,376	41,240,294
Texas Competitive Electric Holdings Co. LLC,
Term C Loan, 5.00%, 10/31/17.	United States	9,285,714	9,355,357
Term Loans, 5.00%, 10/31/17	United States	40,714,286	41,019,643
			142,000,694
Total Senior Floating Rate Interests
(Cost $3,263,942,772)			3,113,296,625

		Shares

Escrows and Litigation Trusts 0.0%
[a,d] Motors Liquidation Co., Escrow Account.	United States	400,000,000	—
[a,d] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	—
Total Escrows and Litigation Trusts
(Cost $2,416,248)			—

		Number of
		Contracts

Options Purchased 0.1%
Puts - Exchange-Traded
Financials 0.1%
S&P 500 Index, November Strike Price $2,150, Expires 11/18/16		7,500	27,075,000
S&P 500 Index, October Strike Price $2,150, Expires 10/21/16		7,500	13,575,000
Total Options Purchased
(Cost $78,989,000)			40,650,000
Total Investments before Short Term Investments
(Cost $76,269,493,440)			78,308,173,069

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
	Country	Shares	Value
Short Term Investments 1.4%
Money Market Funds (Cost $1,016,454,640) 1.3%
[a,r] Institutional Fiduciary Trust Money Market Portfolio	United States	1,016,454,640	$1,016,454,640
[s] Investments from Cash Collateral Received for Loaned
Securities 0.1%
Money Market Funds 0.1%
[a,r] Institutional Fiduciary Trust Money Market Portfolio	United States	70,907,000	70,907,000

		Principal
		Amount*	Value
Repurchase Agreement 0.0%†
[t] Joint Repurchase Agreement, 0.46%, 10/03/16
(Maturity Value $10,080,099)
BNP Paribas Securities Corp.
Collateralized by [u]U.S. Treasury Bill, 11/17/16 - 9/09/49; U.S. Treasury
Bond, 8.75%, 5/15/17 - 5/15/20; U.S. Treasury Note, 0.625% -
3.50%, 1/31/17 - 9/09/49; U.S. Treasury Strips, 11/15/17 - 8/15/21
(valued at $10,281,307)	United States	10,079,713	10,079,713
Total Investments from Cash Collateral Received for
Loaned Securities (Cost $80,986,713)			80,986,713
Total Investments (Cost $77,366,934,793) 99.7%			79,405,614,422
Options Written (0.0)%†			(1,735,000)
Other Assets, less Liabilities 0.3%.			229,877,036
Net Assets 100.0%			$79,633,756,458

		Number of
		Contracts
[v] Options Written (0.0)%†
Calls - Exchange-Traded
Information Technology (0.0)%†
Cisco Systems Inc., October Strike Price $32, Expires 10/21/16		20,000	(400,000)
Microsoft Corp., October Strike Price $60, Expires 10/21/16		10,000	(460,000)
Puts - Exchange-Traded
Financials (0.0)%†
S&P 500 Index, October Strike Price $2,000, Expires 10/21/16		5,000	(875,000)
Total Options Written (Premiums received $10,304,692) .			$(1,735,000)

78 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)

See Abbreviations on page 126.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 11 regarding holdings of 5% voting securities.
cSee Note 8 regarding restricted securities.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2016, the aggregate value of these securities was
$90,305,993, representing 0.1% of net assets.
eA portion or all of the security is held in connection with written option contracts open at year end.
fSee Note 1(f) regarding equity-linked securities.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2016, the aggregate value of these securities was $21,649,826,287, representing 27.2% of net assets.
hAt September 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
iA portion or all of the security is on loan at September 30, 2016. See Note 1(g).
jThe coupon rate shown represents the rate at period end.
kSee Note 7 regarding defaulted securities.
lPrincipal amount is stated in 1,000 Units.
mIncome may be received in additional securities and/or cash.
nPerpetual security with no stated maturity date.
oA portion or all of the security purchased on a when-issued basis. See Note 1(d).
pSee Note 1(i) regarding senior floating rate interests.
qA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
rSee Note 3(f) regarding investments in affiliated management investment companies.
sSee Note 1(g) regarding securities on loan.
tSee Note 1(c) regarding joint repurchase agreement.
uThe security was issued on a discount basis with no stated coupon rate.
vSee Note 1(e) regarding written options.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin U.S. Government Securities Fund
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.40	$6.48	$6.53	$6.91	$6.92
Income from investment operations[a]:
Net investment income[b]	0.14	0.15	0.17	0.15	0.20
Net realized and unrealized gains (losses)	0.01	(0.02)	0.01	(0.29)	0.04
Total from investment operations	0.15	0.13	0.18	(0.14)	0.24
Less distributions from net investment income	(0.20)	(0.21)	(0.23)	(0.24)	(0.25)
Net asset value, end of year.	$6.35	$6.40	$6.48	$6.53	$6.91

Total return[c]	2.35%	2.07%	2.80%	(2.03)%	3.49%

Ratios to average net assets
Expenses	0.76%[d]	0.76%[d]	0.75%[d]	0.73%	0.73%
Net investment income	2.21%	2.28%	2.62%	2.17%	2.86%

Supplemental data
Net assets, end of year (000’s)	$4,235,819	$4,167,639	$4,323,990	$5,138,613	$6,861,193
Portfolio turnover rate	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage dollar rolls[e]	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

80 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.36	$6.44	$6.49	$6.86	$6.88
Income from investment operations[a]:
Net investment income[b]	0.11	0.11	0.14	0.11	0.16
Net realized and unrealized gains (losses)	—[c]	(0.01)	0.01	(0.28)	0.03
Total from investment operations	0.11	0.10	0.15	(0.17)	0.19
Less distributions from net investment income	(0.17)	(0.18)	(0.20)	(0.20)	(0.21)
Net asset value, end of year.	$6.30	$6.36	$6.44	$6.49	$6.86

Total return[d]	1.70%	1.57%	2.30%	(2.45)%	2.85%

Ratios to average net assets
Expenses	1.26%[e]	1.26%[e]	1.25%[e]	1.23%	1.23%
Net investment income	1.71%	1.78%	2.12%	1.67%	2.36%

Supplemental data
Net assets, end of year (000’s)	$1,034,410	$1,040,294	$1,190,720	$1,640,787	$2,981,724
Portfolio turnover rate	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage dollar rolls[f]	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.40	$6.48	$6.53	$6.90	$6.91
Income from investment operations[a]:
Net investment income[b]	0.12	0.13	0.15	0.12	0.17
Net realized and unrealized gains (losses)	—[c]	(0.02)	0.01	(0.27)	0.04
Total from investment operations	0.12	0.11	0.16	(0.15)	0.21
Less distributions from net investment income	(0.18)	(0.19)	(0.21)	(0.22)	(0.22)
Net asset value, end of year.	$6.34	$6.40	$6.48	$6.53	$6.90

Total return	1.84%	1.71%	2.44%	(2.27)%	3.13%

Ratios to average net assets
Expenses	1.11%[d]	1.11%[d]	1.10%[d]	1.08%	1.08%
Net investment income	1.86%	1.93%	2.27%	1.82%	2.51%

Supplemental data
Net assets, end of year (000’s)	$59,785	$64,689	$74,442	$94,110	$141,140
Portfolio turnover rate	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage dollar rolls[e]	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

82 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Year Ended September 30,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.42	$6.50	$6.55	$6.76
Income from investment operations[b]:
Net investment income[c]	0.16	0.17	0.19	0.07
Net realized and unrealized gains (losses)	0.01	(0.02)	0.01	(0.17)
Total from investment operations	0.17	0.15	0.20	(0.10)
Less distributions from net investment income	(0.22)	(0.23)	(0.25)	(0.11)
Net asset value, end of year	$6.37	$6.42	$6.50	$6.55

Total return	2.63%	2.35%	3.08%	(1.53)%

Ratios to average net assets
Expenses	0.48%[d]	0.47%[d]	0.47%[d]	0.46%
Net investment income	2.49%	2.57%	2.90%	2.44%

Supplemental data
Net assets, end of year (000’s)	$624,619	$375,644	$497,246	$480,590
Portfolio turnover rate	92.18%	69.10%	69.73%	46.16%
Portfolio turnover rate excluding mortgage dollar rolls[e]	92.18%	58.70%	38.79%	40.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.42	$6.50	$6.55	$6.93	$6.94
Income from investment operations[a]:
Net investment income[b]	0.15	0.16	0.18	0.16	0.21
Net realized and unrealized gains (losses)	0.01	(0.02)	0.01	(0.29)	0.04
Total from investment operations	0.16	0.14	0.19	(0.13)	0.25
Less distributions from net investment income	(0.21)	(0.22)	(0.24)	(0.25)	(0.26)
Net asset value, end of year.	$6.37	$6.42	$6.50	$6.55	$6.93

Total return	2.49%	2.21%	2.94%	(1.86)%	3.63%

Ratios to average net assets
Expenses	0.61%[c]	0.61%[c]	0.60%[c]	0.58%	0.58%
Net investment income	2.36%	2.43%	2.77%	2.32%	3.01%

Supplemental data
Net assets, end of year (000’s)	$718,975	$622,339	$652,737	$949,085	$1,586,928
Portfolio turnover rate	92.18%	69.10%	69.73%	46.16%	40.15%
Portfolio turnover rate excluding mortgage dollar rolls[d]	92.18%	58.70%	38.79%	40.83%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

84 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2016
Franklin U.S. Government Securities Fund
	Principal
	Amount	Value

Mortgage-Backed Securities 98.4%
Government National Mortgage Association (GNMA) Fixed Rate 98.4%
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	$2,831	$2,839
GNMA GP 30 Year, 9.25%, 12/15/16	2,478	2,483
GNMA I SF 15 Year, 6.50%, 5/15/18	8,564	8,583
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	37,139,643	40,033,245
GNMA I SF 30 Year, 4.00%, 10/15/40 - 10/15/44.	59,566,770	64,934,212
GNMA I SF 30 Year, 4.00%, 10/15/44 - 3/15/45	59,113,300	64,492,925
GNMA I SF 30 Year, 4.00%, 3/15/45 - 8/15/46	36,342,221	39,690,099
GNMA I SF 30 Year, 4.50%, 2/15/39 - 9/15/39	57,419,042	64,049,413
GNMA I SF 30 Year, 4.50%, 9/15/39 - 2/15/40	58,293,412	64,809,996
GNMA I SF 30 Year, 4.50%, 2/15/40 - 6/15/40	59,432,269	65,913,762
GNMA I SF 30 Year, 4.50%, 6/15/40 - 7/15/40	45,687,690	50,800,137
GNMA I SF 30 Year, 4.50%, 7/15/40 - 8/15/40	59,345,776	65,690,997
GNMA I SF 30 Year, 4.50%, 8/15/40 - 6/15/41	59,283,467	66,192,467
GNMA I SF 30 Year, 5.00%, 2/15/33 - 10/15/33	59,137,513	66,601,905
GNMA I SF 30 Year, 5.00%, 10/15/33 - 8/15/35	59,113,927	66,539,414
GNMA I SF 30 Year, 5.00%, 8/15/35 - 8/15/39	45,027,571	50,561,869
GNMA I SF 30 Year, 5.00%, 8/15/39 - 10/15/39	56,451,877	63,470,909
GNMA I SF 30 Year, 5.00%, 10/15/39	43,689,589	49,412,743
GNMA I SF 30 Year, 5.00%, 10/15/39 - 11/15/39.	51,795,981	58,659,288
GNMA I SF 30 Year, 5.00%, 11/15/39 - 1/15/40	57,963,363	65,699,032
GNMA I SF 30 Year, 5.00%, 2/15/40 - 3/15/40	52,752,021	59,587,608
GNMA I SF 30 Year, 5.00%, 3/15/40 - 5/15/40	50,561,647	57,128,221
GNMA I SF 30 Year, 5.00%, 5/15/40 - 6/15/40	49,322,706	55,883,156
GNMA I SF 30 Year, 5.00%, 9/15/40	31,380,501	35,275,251
GNMA I SF 30 Year, 5.50%, 5/15/28 - 5/15/33	58,305,886	66,628,999
GNMA I SF 30 Year, 5.50%, 5/15/33 - 12/15/34	58,153,973	66,417,270
GNMA I SF 30 Year, 5.50%, 12/15/34 - 9/15/38	53,468,714	61,074,789
GNMA I SF 30 Year, 5.50%, 12/15/38 - 2/15/40	54,219,497	61,644,276
GNMA I SF 30 Year, 6.00%, 10/15/23 - 2/15/33	57,441,225	66,662,431
GNMA I SF 30 Year, 6.00%, 2/15/33 - 11/15/36	56,368,531	66,011,077
GNMA I SF 30 Year, 6.00%, 11/15/36 - 11/15/38.	54,023,894	62,479,158
GNMA I SF 30 Year, 6.00%, 11/15/38 - 12/15/39.	32,540,323	37,321,016
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/36	57,248,301	66,421,346
GNMA I SF 30 Year, 6.50%, 9/15/36 - 8/15/37	5,047,621	5,884,141
GNMA I SF 30 Year, 6.75%, 3/15/26	3,204	3,696
GNMA I SF 30 Year, 7.00%, 12/15/16 - 9/15/32	42,621,494	48,111,067
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	100,727	103,190
GNMA I SF 30 Year, 7.50%, 1/15/17 - 8/15/33	12,848,739	14,233,757
GNMA I SF 30 Year, 7.70%, 1/15/21 - 10/15/21	73,380	73,661
GNMA I SF 30 Year, 8.00%, 10/15/16 - 9/15/30	5,447,428	5,730,735
GNMA I SF 30 Year, 8.50%, 12/15/16 - 5/15/25	1,117,175	1,183,472
GNMA I SF 30 Year, 9.00%, 10/15/16 - 7/15/23	1,018,442	1,060,816
GNMA I SF 30 Year, 9.50%, 11/15/16 - 8/15/22	1,015,037	1,033,290
GNMA I SF 30 Year, 10.00%, 12/15/16 - 3/15/25.	752,406	765,778
GNMA I SF 30 Year, 10.50%, 6/15/17 - 10/15/21.	376,600	382,480
GNMA I SF 30 Year, 11.00%, 11/15/17 - 5/15/21.	58,231	58,938
GNMA II GP 30 Year, 8.75%, 3/20/17 - 4/20/17.	529	532
GNMA II SF 30 Year, 3.00%, 2/20/45 - 9/20/46	37,812,258	39,681,633
GNMA II SF 30 Year, 3.00%, 7/20/46	173,788,916	182,380,750
GNMA II SF 30 Year, 3.00%, 8/20/46	78,557,329	82,441,072
GNMA II SF 30 Year, 3.50%, 10/20/40 - 8/20/42	47,528,451	50,648,921

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.50%, 7/20/42	$76,518,816	$81,519,750
GNMA II SF 30 Year, 3.50%, 9/20/42	171,337,048	182,535,089
GNMA II SF 30 Year, 3.50%, 10/20/42 - 11/20/42	46,225,051	49,331,191
GNMA II SF 30 Year, 3.50%, 11/20/42 - 3/20/43	44,550,498	47,556,662
GNMA II SF 30 Year, 3.50%, 4/20/43 - 5/20/43	37,981,468	40,474,517
GNMA II SF 30 Year, 3.50%, 5/20/43	49,008,520	52,263,637
GNMA II SF 30 Year, 3.50%, 6/20/43	56,527,951	60,286,207
GNMA II SF 30 Year, 3.50%, 8/20/43	41,087,968	43,759,331
GNMA II SF 30 Year, 3.50%, 3/20/46	438,430,305	466,331,584
GNMA II SF 30 Year, 3.50%, 4/20/46	199,292,670	211,985,883
GNMA II SF 30 Year, 3.50%, 5/20/46	108,114,638	115,023,333
GNMA II SF 30 Year, 3.50%, 7/20/46	496,729,133	528,712,554
GNMA II SF 30 Year, 3.50%, 8/20/46	407,377,284	433,486,290
GNMA II SF 30 Year, 3.50%, 9/20/46	73,080,000	77,910,663
GNMA II SF 30 Year, 4.00%, 5/20/40 - 10/20/40	16,931,370	18,223,575
GNMA II SF 30 Year, 4.00%, 11/20/40	52,113,093	56,107,752
GNMA II SF 30 Year, 4.00%, 12/20/40	30,364,254	32,691,767
GNMA II SF 30 Year, 4.00%, 1/20/41 - 6/20/41	33,436,101	36,068,025
GNMA II SF 30 Year, 4.00%, 7/20/41	42,862,895	46,135,179
GNMA II SF 30 Year, 4.00%, 9/20/41	50,238,311	54,064,129
GNMA II SF 30 Year, 4.00%, 10/20/41	60,790,310	65,419,623
GNMA II SF 30 Year, 4.00%, 11/20/41	55,368,018	59,679,373
GNMA II SF 30 Year, 4.00%, 2/20/44	45,984,710	50,295,772
GNMA II SF 30 Year, 4.00%, 2/20/46	72,710,003	77,986,871
GNMA II SF 30 Year, 4.00%, 4/20/46	133,460,725	143,259,557
GNMA II SF 30 Year, 4.00%, 5/20/46	327,888,941	352,110,917
GNMA II SF 30 Year, 4.50%, 5/20/33 - 11/20/39	25,690,449	28,123,254
GNMA II SF 30 Year, 4.50%, 12/20/39 - 2/20/40	59,945,645	65,669,596
GNMA II SF 30 Year, 4.50%, 6/20/40 - 7/20/40	15,534,863	17,023,305
GNMA II SF 30 Year, 4.50%, 5/20/41 - 6/20/41	60,828,107	66,684,832
GNMA II SF 30 Year, 4.50%, 6/20/41	57,068,544	62,563,329
GNMA II SF 30 Year, 4.50%, 7/20/41	61,461,948	67,379,785
GNMA II SF 30 Year, 4.50%, 8/20/41 - 2/20/44	44,596,796	48,379,490
GNMA II SF 30 Year, 4.50%, 9/20/41	81,330,267	89,284,705
GNMA II SF 30 Year, 4.50%, 10/20/41	61,107,907	67,084,537
GNMA II SF 30 Year, 5.00%, 7/20/33 - 11/20/33	53,261,257	59,882,948
GNMA II SF 30 Year, 5.00%, 12/20/33 - 12/20/39	51,075,886	56,850,225
GNMA II SF 30 Year, 5.00%, 4/20/40 - 9/20/41	48,659,485	54,327,012
GNMA II SF 30 Year, 5.50%, 6/20/34 - 12/20/34	52,660,146	59,790,721
GNMA II SF 30 Year, 5.50%, 1/20/35 - 4/20/38	55,296,585	62,482,760
GNMA II SF 30 Year, 5.50%, 6/20/38 - 4/20/40	16,597,064	18,487,665
GNMA II SF 30 Year, 6.00%, 10/20/23 - 3/20/36	57,084,899	66,640,161
GNMA II SF 30 Year, 6.00%, 4/20/36 - 7/20/39	34,117,953	39,222,991
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	31,550,243	37,320,843
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	7,091,092	8,746,961
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	1,595,561	1,873,289
GNMA II SF 30 Year, 8.00%, 1/20/17 - 6/20/30	742,897	897,892
GNMA II SF 30 Year, 8.50%, 1/20/17 - 6/20/25	239,644	254,905
GNMA II SF 30 Year, 9.00%, 11/20/17 - 11/20/21	43,909	47,862
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	72,249	76,045
GNMA II SF 30 Year, 10.00%, 10/20/17 - 3/20/21	88,621	95,255

86 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 10.50%, 10/20/17 - 1/20/21	$106,934	$109,354
GNMA II SF 30 Year, 11.00%, 7/20/18 - 1/20/21	21,895	22,073
GNMA II SF 30 Year, 11.50%, 1/20/18	515	522
Total Mortgage-Backed Securities (Cost $6,351,700,991)		6,566,420,393

	Shares
Short Term Investments (Cost $100,549,302) 1.5%
Money Market Funds 1.5%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	100,549,302	100,549,302
Total Investments (Cost $6,452,250,293) 99.9%.		6,666,969,695
Other Assets, less Liabilities 0.1%		6,639,154
Net Assets 100.0%		$6,673,608,849

See Abbreviations on page 126.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Utilities Fund
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.08	$16.58	$14.62	$14.04	$12.42
Income from investment operations[a]:
Net investment income[b]	0.48	0.49	0.49	0.49	0.48
Net realized and unrealized gains (losses)	2.31	(0.09)	2.00	0.60	1.60
Total from investment operations	2.79	0.40	2.49	1.09	2.08
Less distributions from:
Net investment income	(0.50)	(0.48)	(0.49)	(0.51)	(0.46)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(1.02)	(0.90)	(0.53)	(0.51)	(0.46)
Net asset value, end of year.	$17.85	$16.08	$16.58	$14.62	$14.04

Total return[c]	18.23%	2.19%	17.24%	7.92%	16.99%

Ratios to average net assets
Expenses	0.73%[d,e]	0.73%[e]	0.75%[d,e]	0.75%[d]	0.76%
Net investment income	2.81%	2.88%	3.05%	3.34%	3.61%

Supplemental data
Net assets, end of year (000’s)	$4,180,124	$3,524,835	$3,717,397	$3,275,129	$3,076,131
Portfolio turnover rate	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

88 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.01	$16.50	$14.56	$13.98	$12.37
Income from investment operations[a]:
Net investment income[b]	0.39	0.40	0.41	0.41	0.42
Net realized and unrealized gains (losses)	2.30	(0.08)	1.98	0.61	1.58
Total from investment operations	2.69	0.32	2.39	1.02	2.00
Less distributions from:
Net investment income	(0.42)	(0.39)	(0.41)	(0.44)	(0.39)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(0.94)	(0.81)	(0.45)	(0.44)	(0.39)
Net asset value, end of year.	$17.76	$16.01	$16.50	$14.56	$13.98

Total return[c]	17.59%	1.74%	16.61%	7.40%	16.32%

Ratios to average net assets
Expenses	1.23%[d,e]	1.23%[e]	1.25%[d,e]	1.25%[d]	1.26%
Net investment income	2.31%	2.38%	2.55%	2.84%	3.11%

Supplemental data
Net assets, end of year (000’s)	$1,064,065	$931,800	$986,318	$845,173	$774,711
Portfolio turnover rate	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.02	$16.52	$14.58	$14.00	$12.39
Income from investment operations[a]:
Net investment income[b]	0.42	0.42	0.43	0.44	0.44
Net realized and unrealized gains (losses)	2.30	(0.09)	1.99	0.60	1.58
Total from investment operations	2.72	0.33	2.42	1.04	2.02
Less distributions from:
Net investment income	(0.44)	(0.41)	(0.44)	(0.46)	(0.41)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(0.96)	(0.83)	(0.48)	(0.46)	(0.41)
Net asset value, end of year.	$17.78	$16.02	$16.52	$14.58	$14.00

Total return	17.81%	1.83%	16.75%	7.56%	16.55%

Ratios to average net assets
Expenses	1.08%[c,d]	1.08%[d]	1.10%[c,d]	1.10%[c]	1.11%
Net investment income	2.46%	2.53%	2.70%	2.99%	3.26%

Supplemental data
Net assets, end of year (000’s)	$103,247	$83,271	$95,498	$86,216	$80,478
Portfolio turnover rate	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

90 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Year Ended September 30,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.18	$16.68	$14.71	$15.88
Income from investment operations[b]:
Net investment income[c]	0.53	0.53	0.53	0.25
Net realized and unrealized gains (losses)	2.32	(0.09)	2.01	(1.17)
Total from investment operations	2.85	0.44	2.54	(0.92)
Less distributions from:
Net investment income.	(0.54)	(0.52)	(0.53)	(0.25)
Net realized gains	(0.52)	(0.42)	(0.04)	—
Total distributions	(1.06)	(0.94)	(0.57)	(0.25)
Net asset value, end of year	$17.97	$16.18	$16.68	$14.71

Total return[d]	18.55%	2.45%	17.51%	(5.79)%

Ratios to average net assets[e]
Expenses	0.47%[f,g]	0.47%[g]	0.48%[f,g]	0.48%[f]
Net investment income	3.07%	3.14%	3.32%	3.61%

Supplemental data
Net assets, end of year (000’s)	$219,587	$201,225	$236,437	$218,746
Portfolio turnover rate	7.17%	9.55%	8.10%	4.57%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
		Year Ended September 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.19	$16.68	$14.71	$14.12	$12.49
Income from investment operations[a]:
Net investment income[b]	0.51	0.52	0.52	0.50	0.51
Net realized and unrealized gains (losses)	2.32	(0.09)	2.00	0.62	1.60
Total from investment operations	2.83	0.43	2.52	1.12	2.11
Less distributions from:
Net investment income	(0.53)	(0.50)	(0.51)	(0.53)	(0.48)
Net realized gains	(0.52)	(0.42)	(0.04)	—	—
Total distributions	(1.05)	(0.92)	(0.55)	(0.53)	(0.48)
Net asset value, end of year.	$17.97	$16.19	$16.68	$14.71	$14.12

Total return	18.34%	2.40%	17.37%	8.11%	17.15%

Ratios to average net assets
Expenses	0.58%[c,d]	0.58%[d]	0.60%[c,d]	0.60%[c]	0.61%
Net investment income	2.96%	3.03%	3.20%	3.49%	3.76%

Supplemental data
Net assets, end of year (000’s)	$755,484	$549,371	$562,202	$343,082	$574,803
Portfolio turnover rate	7.17%	9.55%	8.10%	4.57%	1.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

92 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2016
Franklin Utilities Fund
	Country	Shares	Value

Common Stocks 98.9%
Electric Utilities 58.4%
ALLETE Inc	United States	1,000,000	$59,620,000
Alliant Energy Corp	United States	3,800,000	145,578,000
American Electric Power Co. Inc	United States	4,000,000	256,840,000
Duke Energy Corp	United States	3,500,000	280,140,000
Edison International	United States	4,400,000	317,900,000
Emera Inc	Canada	2,000,000	72,094,175
Entergy Corp	United States	1,000,000	76,730,000
Eversource Energy	United States	2,000,000	108,360,000
Exelon Corp	United States	6,700,000	223,043,000
FirstEnergy Corp	United States	5,200,000	172,016,000
Great Plains Energy Inc	United States	5,100,000	139,179,000
[a] Hydro One Ltd., 144A	Canada	2,000,000	39,468,170
IDACORP Inc	United States	400,000	31,312,000
ITC Holdings Corp	United States	300,000	13,944,000
NextEra Energy Inc	United States	2,900,000	354,728,000
OGE Energy Corp	United States	2,000,000	63,240,000
PG&E Corp	United States	4,700,000	287,499,000
Pinnacle West Capital Corp	United States	1,900,000	144,381,000
PNM Resources Inc	United States	3,000,000	98,160,000
Portland General Electric Co	United States	1,800,000	76,662,000
PPL Corp	United States	4,400,000	152,108,000
The Southern Co	United States	4,500,000	230,850,000
Westar Energy Inc	United States	2,800,000	158,900,000
Xcel Energy Inc	United States	4,600,000	189,244,000
			3,691,996,345
Gas Utilities 1.5%
ONE Gas Inc	United States	438,181	27,097,113
Spire Inc	United States	1,000,000	63,740,000
			90,837,113
Multi-Utilities 30.5%
Ameren Corp	United States	900,000	44,262,000
Black Hills Corp	United States	500,000	30,610,000
CenterPoint Energy Inc	United States	6,200,000	144,026,000
CMS Energy Corp	United States	4,865,000	204,378,650
Consolidated Edison Inc	United States	1,250,000	94,125,000
Dominion Resources Inc	United States	4,200,000	311,934,000
DTE Energy Co	United States	1,800,000	168,606,000
MDU Resources Group Inc	United States	3,600,000	91,584,000
National Grid PLC	United Kingdom	11,000,000	155,765,603
NiSource Inc	United States	2,000,000	48,220,000
NorthWestern Corp	United States	596,800	34,333,904
Public Service Enterprise Group Inc	United States	3,100,000	129,797,000
Sempra Energy	United States	2,800,000	300,132,000
Vectren Corp	United States	925,100	46,440,020
WEC Energy Group Inc	United States	2,100,000	125,748,000
			1,929,962,177
Oil, Gas & Consumable Fuels 5.0%
Enbridge Inc.	Canada	847,200	37,220,124
Kinder Morgan Inc	United States	3,700,000	85,581,000
Plains GP Holdings LP, A	United States	2,400,000	31,056,000
Spectra Energy Corp	United States	1,000,000	42,750,000

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Annual Report

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Utilities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada Corp	Canada	1,200,000	$56,971,314
The Williams Cos. Inc	United States	2,000,000	61,460,000
			315,038,438
Water Utilities 3.5%
American Water Works Co. Inc	United States	1,800,000	134,712,000
United Utilities Group PLC	United Kingdom	6,700,000	87,142,894
			221,854,894
Total Common Stocks (Cost $3,756,351,470)			6,249,688,967

		Principal
		Amount
Corporate Bonds 0.8%
Electric Utilities 0.1%
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	$6,035,157	6,329,479
Multi-Utilities 0.7%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,518,329
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	38,604,150
			46,122,479
Total Corporate Bonds (Cost $37,249,734)			52,451,958
Total Investments before Short Term Investments
(Cost $3,793,601,204)			6,302,140,925

		Shares
Short Term Investments (Cost $35,157,723) 0.5%
Money Market Funds 0.5%
[b,c] Institutional Fiduciary Trust Money Market Portfolio.	United States	35,157,723	35,157,723
Total Investments (Cost $3,828,758,927) 100.2%			6,337,298,648
Other Assets, less Liabilities (0.2)%			(14,790,623)
Net Assets 100.0%			$6,322,508,025

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
September 30, 2016, the value of this security was $39,468,170, representing 0.6% of net assets.
bNon-income producing.
cSee Note 3(f) regarding investments in affiliated management investment companies.

94 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statements of Assets and Liabilities
September 30, 2016

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,724,897,924	$5,135,275,908	$74,719,100,524
Cost - Non-controlled affiliates (Note 3f and 11)	17,719,400	856,457,573	2,637,754,556
Cost - Repurchase agreements	—	—	10,079,713
Total cost of investments	$1,742,617,324	$5,991,733,481	$77,366,934,793
Value - Unaffiliated issuers	$3,027,197,917	$11,366,793,846	$77,412,930,568
Value - Non-controlled affiliates (Note 3f and 11)	17,719,400	856,457,573	1,982,604,141
Value - Repurchase agreements.	—	—	10,079,713
Total value of investments[a]	3,044,917,317	12,223,251,419	79,405,614,422
Cash.	—	436,000	94,308,896
Receivables:
Investment securities sold	4,741,647	—	316,256,746
Capital shares sold	6,681,907	13,782,616	84,875,596
Dividends and interest	950,235	7,530,025	658,168,108
Unrealized appreciation on unfunded loan commitments (Note 9)	—	—	99,500
Other assets	791	3,098	20,182
Total assets	3,057,291,897	12,245,003,158	80,559,343,450
Liabilities:
Payables:
Investment securities purchased	1,012,800	—	625,893,429
Capital shares redeemed	8,883,608	32,500,346	140,428,889
Management fees	1,156,102	4,323,277	24,359,034
Distribution fees	1,445,279	5,029,118	37,597,439
Transfer agent fees	788,829	3,544,592	11,344,598
Options written, at value (premiums received $—, $— and $10,304,692)	—	—	1,735,000
Payable upon return of securities loaned	—	—	80,986,713
Accrued expenses and other liabilities.	216,666	587,984	3,241,890
Total liabilities	13,503,284	45,985,317	925,586,992
Net assets, at value	$3,043,788,613	$12,199,017,841	$79,633,756,458
Net assets consist of:
Paid-in capital	$1,689,495,359	$5,556,308,242	$84,430,891,693
Undistributed net investment income (loss)	(7,486,842)	36,852,247	—
Distributions in excess of net investment income	—	—	(70,346,158)
Net unrealized appreciation (depreciation)	1,302,300,146	6,201,296,680	2,047,155,716
Accumulated net realized gain (loss)	59,479,950	404,560,672	(6,773,944,793)
Net assets, at value	$3,043,788,613	$12,199,017,841	$79,633,756,458

[a]Includes securities loaned	$—	$—	$77,938,238

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
September 30, 2016

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Class A:
Net assets, at value	$2,123,082,258	$7,628,523,135	$45,515,127,206
Shares outstanding.	40,789,037	97,128,907	20,253,643,677
Net asset value per share[a]	$52.05	$78.54	$2.25
Maximum offering price per share (net asset value per share ÷ 94.25%,
94.25% and 95.75%, respectively)	$55.23	$83.33	$2.35
Class C:
Net assets, at value	$318,895,868	$846,965,485	$23,841,466,161
Shares outstanding.	7,131,775	11,666,379	10,484,319,753
Net asset value and maximum offering price per share[a]	$44.71	$72.60	$2.27
Class R:
Net assets, at value	$38,861,628	$477,221,426	$396,107,395
Shares outstanding.	763,416	6,106,986	179,358,302
Net asset value and maximum offering price per share	$50.90	$78.14	$2.21
Class R6:
Net assets, at value	$359,505,473	$1,247,824,541	$1,737,576,662
Shares outstanding.	6,712,000	15,837,883	779,335,473
Net asset value and maximum offering price per share	$53.56	$78.79	$2.23
Advisor Class:
Net assets, at value	$203,443,386	$1,998,483,254	$8,143,479,034
Shares outstanding.	3,820,310	25,360,904	3,653,827,052
Net asset value and maximum offering price per share	$53.25	$78.80	$2.23

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

96 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
September 30, 2016

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,351,700,991	$3,793,601,204
Cost - Non-controlled affiliates (Note 3f and 11)	100,549,302	35,157,723
Total cost of investments	$6,452,250,293	$3,828,758,927
Value - Unaffiliated issuers	$6,566,420,393	$6,302,140,925
Value - Non-controlled affiliates (Note 3f and 11)	100,549,302	35,157,723
Total value of investments.	6,666,969,695	6,337,298,648
Receivables:
Capital shares sold	10,888,285	9,211,504
Dividends and interest	20,422,607	14,916,362
Other assets	2,121	1,488
Total assets.	6,698,282,708	6,361,428,002
Liabilities:
Payables:
Investment securities purchased	—	21,175,851
Capital shares redeemed	16,339,095	11,648,841
Management fees	2,480,640	2,382,983
Distribution fees.	2,241,241	2,317,526
Transfer agent fees	1,280,941	1,081,116
Distributions to shareholders	1,912,883	—
Accrued expenses and other liabilities	419,059	313,660
Total liabilities	24,673,859	38,919,977
Net assets, at value	$6,673,608,849	$6,322,508,025
Net assets consist of:
Paid-in capital	$6,886,380,755	$3,805,817,976
Undistributed net investment income	367,575	5,048,906
Net unrealized appreciation (depreciation)	214,719,402	2,508,542,332
Accumulated net realized gain (loss)	(427,858,883)	3,098,811
Net assets, at value	$6,673,608,849	$6,322,508,025

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The accompanying notes are an integral part of these financial statements. | Annual Report 97

FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
September 30, 2016

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Class A:
Net assets, at value	$4,235,819,268	$4,180,124,301
Shares outstanding	667,348,486	234,214,745
Net asset value per share[a]	$6.35	$17.85
Maximum offering price per share (net asset value per share ÷ 95.75%)	$6.63	$18.64
Class C:
Net assets, at value	$1,034,410,155	$1,064,065,283
Shares outstanding	164,086,661	59,909,118
Net asset value and maximum offering price per share[a]	$6.30	$17.76
Class R:
Net assets, at value	$59,785,185	$103,247,492
Shares outstanding	9,425,514	5,805,821
Net asset value and maximum offering price per share.	$6.34	$17.78
Class R6:
Net assets, at value	$624,618,771	$219,586,683
Shares outstanding	98,099,208	12,219,495
Net asset value and maximum offering price per share.	$6.37	$17.97
Advisor Class:
Net assets, at value	$718,975,470	$755,484,266
Shares outstanding	112,906,103	42,032,918
Net asset value and maximum offering price per share.	$6.37	$17.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

98 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL STATEMENTS

Statements of Operations
for the year ended September 30, 2016

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Investment income:
Dividends	$17,641,023	$174,787,926	$1,676,351,084
Interest:
Unaffiliated issuers.	4,069	—	2,302,060,109
Non-controlled affiliates (Note 11)	—	—	40,697,633
Income from securities loaned (net of fees and rebates)	—	—	1,832,523
Total investment income	17,645,092	174,787,926	4,020,941,349
Expenses:
Management fees (Note 3a)	13,528,447	52,715,134	289,406,332
Distribution fees: (Note 3c)
Class A.	5,099,810	18,787,785	66,583,985
Class C.	3,049,215	8,284,192	152,709,254
Class R.	203,984	2,398,985	2,000,189
Transfer agent fees: (Note 3e)
Class A.	3,517,646	12,477,747	36,649,959
Class C.	525,817	1,375,452	19,397,330
Class R.	70,343	796,539	330,282
Class R6	1,238	3,626	5,781
Advisor Class	295,019	2,814,585	6,219,603
Custodian fees (Note 4)	44,902	164,967	1,087,305
Reports to shareholders	412,999	1,162,636	5,635,743
Registration and filing fees	166,557	356,442	1,081,965
Professional fees	62,038	149,420	1,329,104
Trustees’ fees and expenses	12,268	51,223	340,401
Other	50,883	176,753	1,801,431
Total expenses	27,041,166	101,715,486	584,578,664
Expense reductions (Note 4)	—	(2,009)	(19,298)
Expenses waived/paid by affiliates (Note 3f)	(189,798)	(2,701,442)	(2,556,703)
Net expenses	26,851,368	99,012,035	582,002,663
Net investment income (loss)	(9,206,276)	75,775,891	3,438,938,686
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	61,035,852	403,654,378	(1,277,851,422)
Non-controlled affiliates (Note 11)	—	—	(37,571,320)
Written options	—	—	37,932,814
Foreign currency transactions	(116,698)	(35,675)	(4,519,493)
Net realized gain (loss)	60,919,154	403,618,703	(1,282,009,421)
Net change in unrealized appreciation (depreciation) on:
Investments.	365,746,352	915,148,356	7,216,921,501
Translation of other assets and liabilities
denominated in foreign currencies	(677)	25	216,569
Written options	—	—	8,569,692
Net change in unrealized appreciation (depreciation)	365,745,675	915,148,381	7,225,707,762
Net realized and unrealized gain (loss)	426,664,829	1,318,767,084	5,943,698,341
Net increase (decrease) in net assets resulting from operations	$417,458,553	$1,394,542,975	$9,382,637,027

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended September 30, 2016

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Investment income:
Dividends.	$—	$203,865,579
Interest	248,992,693	3,139,568
Paydown gain (loss)	(57,369,365)	—
Income from securities loaned (net of fees and rebates)	—	29,739
Total investment income.	191,623,328	207,034,886
Expenses:
Management fees (Note 3a)	29,371,710	26,817,731
Distribution fees: (Note 3c)
Class A	6,257,604	5,805,386
Class C	6,774,714	6,543,975
Class R	309,583	462,882
Transfer agent fees: (Note 3e)
Class A	5,632,889	4,243,976
Class C	1,385,805	1,103,970
Class R	82,509	101,511
Class R6	1,664	4,254
Advisor Class	870,060	713,245
Custodian fees (Note 4)	54,226	76,414
Reports to shareholders	534,722	490,349
Registration and filing fees	242,648	214,539
Professional fees	92,159	89,523
Trustees’ fees and expenses	27,061	23,615
Other.	950,349	92,988
Total expenses	52,587,703	46,784,358
Expense reductions (Note 4)	(2,039)	(48)
Expenses waived/paid by affiliates (Note 3f)	(454,798)	(165,413)
Net expenses	52,130,866	46,618,897
Net investment income	139,492,462	160,415,989
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	10,586,197	20,153,099
Non-controlled affiliates (Note 11)	—	(9,237,297)
Foreign currency transactions	—	(861,175)
Net realized gain (loss)	10,586,197	10,054,627
Net change in unrealized appreciation (depreciation) on:
Investments	(6,613,115)	775,623,941
Translation of other assets and liabilities
denominated in foreign currencies	—	51,108
Net change in unrealized appreciation (depreciation)	(6,613,115)	775,675,049
Net realized and unrealized gain (loss)	3,973,082	785,729,676
Net increase (decrease) in net assets resulting from operations	$143,465,544	$946,145,665

100 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Year Ended September 30,		Year Ended September 30,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(9,206,276)	$(11,245,962)	$75,775,891	$45,073,798
Net realized gain (loss)	60,919,154	76,713,788	403,618,703	443,524,958
Net change in unrealized appreciation (depreciation)
	365,745,675	(8,212,061)	915,148,381	(201,921,374)
Net increase (decrease) in net assets resulting
from operations	417,458,553	57,255,765	1,394,542,975	286,677,382
Distributions to shareholders from:
Net investment income:
Class A.	—	—	(47,314,338)	(17,701,413)
Class R	—	—	(1,070,343)	—
Class R6.	—	—	(13,934,302)	(7,173,435)
Advisor Class	—	—	(14,692,811)	(7,135,723)
Net realized gains:
Class A.	(50,280,433)	(52,815,773)	(236,451,446)	—
Class C	(8,550,949)	(8,572,795)	(27,988,492)	—
Class R	(1,147,436)	(1,588,330)	(15,909,617)	—
Class R6.	(9,395,944)	(11,564,117)	(38,078,959)	—
Advisor Class	(4,536,946)	(5,461,764)	(49,398,589)	—
Total distributions to shareholders	(73,911,708)	(80,002,779)	(444,838,897)	(32,010,571)
Capital share transactions: (Note 2)
Class A.	22,189,136	370,383,990	(162,965,732)	411,335,990
Class C	15,466,910	64,529,697	6,510,834	105,104,211
Class R	(8,874,020)	(2,196,266)	(63,665,280)	(82,225,233)
Class R6.	(47,875,928)	18,888,470	(12,272,599)	26,817,282
Advisor Class	9,087,518	17,214,652	338,804,621	65,080,465
Total capital share transactions.	(10,006,384)	468,820,543	106,411,844	526,112,715
Net increase (decrease) in net assets	333,540,461	446,073,529	1,056,115,922	780,779,526
Net assets:
Beginning of year	2,710,248,152	2,264,174,623	11,142,901,919	10,362,122,393
End of year	$3,043,788,613	$2,710,248,152	$12,199,017,841	$11,142,901,919
Undistributed net investment income (loss) included in
net assets:
End of year	$(7,486,842)	$(8,521,276)	$36,852,247	$38,123,825

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Year Ended September 30,		Year Ended September 30,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$3,438,938,686	$3,915,982,068	$139,492,462	$143,482,204
Net realized gain (loss)	(1,282,009,421)	(1,368,512,341)	10,586,197	6,672,945
Net change in unrealized appreciation
(depreciation)	7,225,707,762	(12,457,228,091)	(6,613,115)	(22,546,828)
Net increase (decrease) in net assets
resulting from operations.	9,382,637,027	(9,909,758,364)	143,465,544	127,608,321
Distributions to shareholders from:
Net investment income:
Class A	(2,485,275,665)	(2,619,399,527)	(131,450,457)	(139,163,796)
Class C	(1,181,223,007)	(1,251,131,091)	(27,370,513)	(31,007,890)
Class R	(21,375,115)	(23,492,505)	(1,712,479)	(2,057,369)
Class R6	(101,566,652)	(106,712,525)	(16,335,592)	(13,473,393)
Advisor Class.	(434,811,841)	(475,823,657)	(21,257,710)	(21,952,307)
Total distributions to shareholders	(4,224,252,280)	(4,476,559,305)	(198,126,751)	(207,654,755)
Capital share transactions: (Note 2)
Class A	(2,328,656,181)	(765,848,401)	103,644,563	(102,856,884)
Class C	(1,818,661,369)	(331,371,839)	3,123,563	(136,825,329)
Class R	(46,109,223)	(21,217,142)	(4,370,596)	(8,900,898)
Class R6	(116,842,625)	(43,676,141)	253,127,815	(117,420,534)
Advisor Class.	(107,969,590)	96,674,297	102,139,643	(22,480,703)
Total capital share transactions	(4,418,238,988)	(1,065,439,226)	457,664,988	(388,484,348)
Net increase (decrease) in net assets	740,145,759	(15,451,756,895)	403,003,781	(468,530,782)
Net assets:
Beginning of year	78,893,610,699	94,345,367,594	6,270,605,068	6,739,135,850
End of year	$79,633,756,458	$78,893,610,699	$6,673,608,849	$6,270,605,068
Undistributed net investment income included
in net assets:
End of year	$—	$2,068,832	$367,575	$294,091
Distributions in excess of net investment
income included in net assets:
End of year	$(70,346,158)	$—	$—	$—

102 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Year Ended September 30,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$160,415,989	$164,273,927
Net realized gain (loss)	10,054,627	167,117,130
Net change in unrealized appreciation (depreciation)	775,675,049	(215,469,865)
Net increase (decrease) in net assets resulting from operations	946,145,665	115,921,192
Distributions to shareholders from:
Net investment income:
Class A	(112,834,284)	(108,522,416)
Class C	(24,515,967)	(23,635,072)
Class R	(2,379,943)	(2,354,864)
Class R6	(7,365,000)	(7,004,985)
Advisor Class.	(19,769,621)	(17,855,048)
Net realized gains:
Class A	(112,737,319)	(94,563,421)
Class C	(29,873,670)	(25,193,710)
Class R	(2,659,792)	(2,392,646)
Class R6	(6,346,334)	(5,738,511)
Advisor Class.	(17,570,610)	(14,963,811)
Total distributions to shareholders	(336,052,540)	(302,224,484)
Capital share transactions: (Note 2)
Class A	250,100,796	(68,305,043)
Class C	26,911,855	(22,237,201)
Class R	10,837,743	(9,199,737)
Class R6	(5,556,096)	(29,285,137)
Advisor Class.	139,619,686	7,979,532
Total capital share transactions	421,913,984	(121,047,586)
Net increase (decrease) in net assets	1,032,007,109	(307,350,878)
Net assets:
Beginning of year	5,290,500,916	5,597,851,794
End of year	$6,322,508,025	$5,290,500,916
Undistributed net investment income included in net assets:
End of year	$5,048,906	$12,353,529

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The accompanying notes are an integral part of these financial statements. | Annual Report 103

FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining fund in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an

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active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds

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1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on September 30, 2016.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as

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NOTES TO FINANCIAL STATEMENTS

determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes (continued)

years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents,its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At September 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech		Franklin Growth
	Fund		Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended September 30, 2016
Shares sold.	11,719,604	$557,476,346	14,730,591	$1,091,538,193
Shares issued in reinvestment of distributions	934,047	46,730,383	3,458,561	261,017,574
Shares issued on reorganization (Note 12)	—	—	314,663	18,982,031
Shares redeemed	(12,214,975)	(582,017,593)	(20,629,135)	(1,534,503,530)
Net increase (decrease)	438,676	$22,189,136	(2,125,320)	$(162,965,732)
Year ended September 30, 2015
Shares sold.	18,501,749	$892,063,000	21,692,171	$1,636,207,846
Shares issued in reinvestment of distributions	1,036,739	48,011,508	215,218	16,016,600
Shares redeemed	(11,831,219)	(569,690,518)	(16,414,655)	(1,240,888,456)
Net increase (decrease)	7,707,269	$370,383,990	5,492,734	$411,335,990
Class C Shares:
Year ended September 30, 2016
Shares sold.	2,087,492	$85,801,474	2,416,582	$166,119,695
Shares issued in reinvestment of distributions	187,219	8,097,222	364,920	25,617,358
Shares issued on reorganization (Note 12)	—	—	57,203	3,204,287
Shares redeemed	(1,917,133)	(78,431,786)	(2,748,828)	(188,430,506)
Net increase (decrease)	357,578	$15,466,910	89,877	$6,510,834
Year ended September 30, 2015
Shares sold.	2,327,658	$98,622,323	3,260,956	$229,365,295
Shares issued in reinvestment of distributions	197,997	8,016,890	—	—
Shares redeemed	(1,005,267)	(42,109,516)	(1,761,541)	(124,261,084)
Net increase (decrease)	1,520,388	$64,529,697	1,499,415	$105,104,211
Class R Shares:
Year ended September 30, 2016
Shares sold.	165,591	$7,698,887	922,209	$67,929,360
Shares issued in reinvestment of distributions	23,085	1,131,862	220,024	16,556,807
Shares issued on reorganization (Note 12)	—	—	137	7,135
Shares redeemed	(377,470)	(17,704,769)	(2,012,219)	(148,158,582)
Net increase (decrease)	(188,794)	$(8,874,020)	(869,849)	$(63,665,280)
Year ended September 30, 2015
Shares sold.	176,420	$8,339,480	1,222,443	$91,843,479
Shares issued in reinvestment of distributions	34,518	1,571,239	—	—
Shares redeemed	(256,145)	(12,106,985)	(2,319,903)	(174,068,712)
Net increase (decrease)	(45,207)	$(2,196,266)	(1,097,460)	$(82,225,233)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin DynaTech		Franklin Growth
	Fund		Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended September 30, 2016
Shares sold.	1,005,677	$48,126,111	2,209,612	$166,757,883
Shares issued in reinvestment of distributions	183,157	9,395,944	637,359	48,088,702
Shares redeemed	(2,168,287)	(105,397,983)	(3,013,600)	(227,119,184)
Net increase (decrease)	(979,453)	$(47,875,928)	(166,629)	$(12,272,599)
Year ended September 30, 2015
Shares sold.	498,228	$24,243,849	1,852,609	$140,977,540
Shares issued in reinvestment of distributions	244,640	11,564,117	88,714	6,605,680
Shares redeemed	(341,976)	(16,919,496)	(1,593,869)	(120,765,938)
Net increase (decrease)	400,892	$18,888,470	347,454	$26,817,282
Advisor Class Shares:
Year ended September 30, 2016
Shares sold.	2,188,873	$109,144,348	6,862,211	$545,996,733
Shares issued in reinvestment of distributions	84,067	4,294,126	801,298	60,554,117
Shares issued on reorganization (Note 12)	—	—	2,254,565	136,327,485
Shares redeemed	(2,202,327)	(104,350,956)	(5,398,462)	(404,073,714)
Net increase (decrease)	70,613	$9,087,518	4,519,612	$338,804,621
Year ended September 30, 2015
Shares sold.	1,507,866	$73,683,045	5,277,961	$400,540,494
Shares issued in reinvestment of distributions	109,767	5,174,431	89,253	6,652,935
Shares redeemed	(1,264,457)	(61,642,824)	(4,525,051)	(342,112,964)
Net increase (decrease)	353,176	$17,214,652	842,163	$65,080,465

	Franklin Income		Franklin U.S. Government
	Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended September 30, 2016
Shares sold	2,296,688,306	$4,899,239,525	129,588,253	$826,285,803
Shares issued in reinvestment of distributions	1,066,919,722	2,280,635,347	17,544,573	111,672,956
Shares redeemed	(4,454,843,889)	(9,508,531,053)	(130,888,179)	(834,314,196)
Net increase (decrease)	(1,091,235,861)	$(2,328,656,181)	16,244,647	$103,644,563
Year ended September 30, 2015
Shares sold	2,723,862,225	$6,464,708,282	99,038,940	$641,302,319
Shares issued in reinvestment of distributions	990,884,317	2,344,531,358	17,899,302	115,836,536
Shares redeemed	(4,082,116,553)	(9,575,088,041)	(132,675,658)	(859,995,739)
Net increase (decrease)	(367,370,011)	$(765,848,401)	(15,737,416)	$(102,856,884)

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	Franklin Income		Franklin U.S. Government
	Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended September 30, 2016
Shares sold	1,068,954,930	$2,309,517,092	36,439,976	$230,732,462
Shares issued in reinvestment of distributions	475,083,681	1,027,055,245	3,842,286	24,293,961
Shares redeemed	(2,389,581,028)	(5,155,233,706)	(39,789,996)	(251,902,860)
Net increase (decrease)	(845,542,417)	$(1,818,661,369)	492,266	$3,123,563
Year ended September 30, 2015
Shares sold	1,515,518,749	$3,644,318,312	21,009,366	$135,074,176
Shares issued in reinvestment of distributions	444,186,624	1,062,744,412	4,258,005	27,388,271
Shares redeemed	(2,129,021,084)	(5,038,434,563)	(46,483,636)	(299,287,776)
Net increase (decrease)	(169,315,711)	$(331,371,839)	(21,216,265)	$(136,825,329)
Class R Shares:
Year ended September 30, 2016
Shares sold	32,442,666	$68,219,741	4,014,644	$25,582,929
Shares issued in reinvestment of distributions	9,659,507	20,294,130	256,237	1,629,788
Shares redeemed	(64,184,548)	(134,623,094)	(4,958,227)	(31,583,313)
Net increase (decrease)	(22,082,375)	$(46,109,223)	(687,346)	$(4,370,596)
Year ended September 30, 2015
Shares sold	45,090,049	$105,356,612	2,921,544	$18,930,156
Shares issued in reinvestment of distributions	9,620,381	22,391,889	304,019	1,967,188
Shares redeemed	(64,261,612)	(148,965,643)	(4,600,896)	(29,798,242)
Net increase (decrease)	(9,551,182)	$(21,217,142)	(1,375,333)	$(8,900,898)
Class R6 Shares:
Year ended September 30, 2016
Shares sold	27,601,182	$58,603,240	56,484,578	$361,101,116
Shares issued in reinvestment of distributions	45,946,719	97,311,080	2,472,810	15,785,553
Shares redeemed	(130,160,220)	(272,756,945)	(19,368,048)	(123,758,854)
Net increase (decrease)	(56,612,319)	$(116,842,625)	39,589,340	$253,127,815
Year ended September 30, 2015
Shares sold	17,167,618	$40,192,542	14,239,234	$92,767,162
Shares issued in reinvestment of distributions	43,733,583	102,667,315	1,973,225	12,808,747
Shares redeemed	(81,471,526)	(186,535,998)	(34,161,637)	(222,996,443)
Net increase (decrease)	(20,570,325)	$(43,676,141)	(17,949,178)	$(117,420,534)
Advisor Class Shares:
Year ended September 30, 2016
Shares sold	1,067,594,317	$2,275,707,421	40,939,883	$261,734,567
Shares issued in reinvestment of distributions	178,298,784	377,867,092	2,904,764	18,546,418
Shares redeemed	(1,308,652,167)	(2,761,544,103)	(27,863,916)	(178,141,342)
Net increase (decrease)	(62,759,066)	$(107,969,590)	15,980,731	$102,139,643
Year ended September 30, 2015
Shares sold	1,046,052,890	$2,467,625,168	27,570,106	$179,399,346
Shares issued in reinvestment of distributions	173,756,747	407,768,104	2,960,236	19,220,147
Shares redeemed	(1,200,237,331)	(2,778,718,975)	(33,965,158)	(221,100,196)
Net increase (decrease)	19,572,306	$96,674,297	(3,434,816)	$(22,480,703)

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Utilities
	Fund
	Shares	Amount
Class A Shares:
Year ended September 30, 2016
Shares sold	50,469,532	$868,419,143
Shares issued in reinvestment of distributions.	13,069,421	208,694,820
Shares redeemed	(48,540,425)	(827,013,167)
Net increase (decrease)	14,998,528	$250,100,796
Year ended September 30, 2015
Shares sold	42,258,371	$726,023,381
Shares issued in reinvestment of distributions.	10,958,781	185,109,264
Shares redeemed	(58,276,559)	(979,437,688)
Net increase (decrease)	(5,059,407)	$(68,305,043)
Class C Shares:
Year ended September 30, 2016
Shares sold	10,472,053	$177,587,549
Shares issued in reinvestment of distributions.	2,911,810	46,120,996
Shares redeemed	(11,691,443)	(196,796,690)
Net increase (decrease)	1,692,420	$26,911,855
Year ended September 30, 2015
Shares sold	9,428,768	$161,040,132
Shares issued in reinvestment of distributions.	2,420,296	40,798,650
Shares redeemed	(13,401,139)	(224,075,983)
Net increase (decrease)	(1,552,075)	$(22,237,201)
Class R Shares:
Year ended September 30, 2016
Shares sold	2,558,079	$44,212,218
Shares issued in reinvestment of distributions.	307,591	4,887,986
Shares redeemed	(2,256,335)	(38,262,461)
Net increase (decrease)	609,335	$10,837,743
Year ended September 30, 2015
Shares sold	2,047,309	$34,931,594
Shares issued in reinvestment of distributions.	272,659	4,601,120
Shares redeemed	(2,904,134)	(48,732,451)
Net increase (decrease)	(584,166)	$(9,199,737)
Class R6 Shares:
Year ended September 30, 2016
Shares sold	4,569,794	$80,441,620
Shares issued in reinvestment of distributions.	849,533	13,711,334
Shares redeemed	(5,632,978)	(99,709,050)
Net increase (decrease)	(213,651)	$(5,556,096)
Year ended September 30, 2015
Shares sold	1,511,769	$26,223,112
Shares issued in reinvestment of distributions.	749,780	12,743,496
Shares redeemed	(4,004,853)	(68,251,745)
Net increase (decrease)	(1,743,304)	$(29,285,137)

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NOTES TO FINANCIAL STATEMENTS

	Franklin Utilities
	Fund
	Shares	Amount
Advisor Class Shares:
Year ended September 30, 2016
Shares sold	17,376,033	$302,116,278
Shares issued in reinvestment of distributions.	2,161,976	34,915,765
Shares redeemed	(11,446,675)	(197,412,357)
Net increase (decrease)	8,091,334	$139,619,686
Year ended September 30, 2015
Shares sold	11,264,405	$194,715,849
Shares issued in reinvestment of distributions.	1,799,910	30,585,241
Shares redeemed	(12,829,193)	(217,321,558)
Net increase (decrease)	235,122	$7,979,532

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
a.	Management Fees (continued)

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended September 30, 2016, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

	0.463%	0.449%	0.373%	0.454%	0.459%

b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Sales charges retained net of
commissions paid to
unaffiliated brokers/dealers .	$1,155,237	$2,546,871	$13,013,497	$1,004,498	$922,833
CDSC retained.	$74,738	$116,110	$1,902,350	$91,076	$67,599

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Transfer agent fees.	$1,911,665	$7,279,863	$22,322,041	$3,979,291	$2,710,534

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
f.	Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended September 30, 2016, certain or all Funds held investments in affiliated management investment companies as follows:

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Franklin DynaTech Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	132,223,790	484,570,859	(599,075,249)	17,719,400	$17,719,400	$ –	$ –	0.1%

Franklin Growth Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	1,399,136,183	792,363,319	(1,335,041,929)	856,457,573	$856,457,573	$ –	$ –	5.5%

Franklin Income Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	143,022,415	22,517,571,481	(21,573,232,256)	1,087,361,640	$1,087,361,640	$ –	$ –	6.9%

Franklin U.S. Government
Securities Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	106,304,328	1,498,505,966	(1,504,260,992)	100,549,302	$100,549,302	$ –	$ –	0.6%

Franklin Utilities Fund
Institutional
Fiduciary Trust
Money Market
Portfolio	2,850,614	669,936,468	(637,629,359)	35,157,723	$35,157,723	$ –	$ –	0.2%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until January 31, 2017. There were no Class R6 transfer agent fees waived during the year ended September 30, 2016.

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NOTES TO FINANCIAL STATEMENTS

h. Other Affiliated Transactions

At September 30, 2016, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

			Franklin
Franklin	Franklin	Franklin	U.S. Government	Franklin
DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

10.7%	8.0%	2.0%	7.7%	2.6%

i. Interfund Transactions

Franklin Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended September 30, 2016, the purchase and sale transactions aggregated $38,522,466 and $0, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended September 30, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2016, the capital loss carryforwards were as follows:

		Franklin U.S.
	Franklin	Government
	Income Fund	Securities Fund
Capital loss carryforwards subject to expiration:
2017	$—	$18,668,917
2018	2,298,838,256	16,923,310
2019	—	4,445,156
Capital loss carryforwards not subject to expiration:
Short term	2,021,056,701	123,119,594
Long term	2,206,956,366	264,701,909
Total capital loss carryforwards.	$6,526,851,323	$427,858,886

On September 30, 2016, Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $20,514,778, which were reclassified to paid-in capital.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2016, Franklin Utilities Fund deferred post-October capital losses of $971,183, and Franklin DynaTech Fund and Franklin Income Fund deferred late-year ordinary losses of $7,486,840 and $14,274,549, respectively.

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

The tax character of distributions paid during the years ended September 30, 2016 and 2015, was as follows:

	Franklin		Franklin
	DynaTech Fund		Growth Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$—	$—	$77,011,794	$32,010,571
Long term capital gain	73,911,708	80,002,779	367,827,103	—
	$73,911,708	$80,002,779	$444,838,897	$32,010,571

			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	2016	2015	2016	2015
Distributions paid from ordinary income	$4,224,252,280	$4,476,559,305	$198,126,751	$207,654,755

	Franklin
	Utilities Fund
	2016	2015
Distributions paid from:
Ordinary income	$177,871,270	$181,502,767
Long term capital gain	158,181,270	120,721,717
	$336,052,540	$302,224,484

At September 30, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Cost of investments	$1,744,253,789	$5,996,075,764	$77,632,531,364

Unrealized appreciation	$1,304,910,550	$6,327,201,652	$6,566,549,027
Unrealized depreciation	(4,247,022)	(100,025,997)	(4,793,465,969)
Net unrealized appreciation (depreciation)	$1,300,663,528	$6,227,175,655	$1,773,083,058

Undistributed ordinary income.	$—	$42,102,247	$—
Undistributed long term capital gains	61,116,411	403,652,954	—
Distributable earnings	$61,116,411	$445,755,201	$—

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NOTES TO FINANCIAL STATEMENTS

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund

Cost of investments	$6,452,265,829	$3,828,486,657

Unrealized appreciation	$224,572,514	$2,559,074,995
Unrealized depreciation	(9,868,648)	(50,263,004)
Net unrealized appreciation (depreciation)	$214,703,866	$2,508,811,991
Distributable earnings - undistributed ordinary
income	$2,295,998	$8,846,635

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2016, were as follows:

				Franklin
	Franklin	Franklin	Franklin	U.S. Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Purchases	$705,017,173	$878,807,701	$46,431,447,871	$6,268,063,969	$653,411,259
Sales	$636,040,439	$798,742,282	$51,167,998,559	$5,802,789,704	$415,653,877

Transactions in options written during the year ended September 30, 2016, were as follows:

				Number of	Premiums
				Contracts	Received
Franklin Income Fund
Options outstanding at September 30, 2015				—	$—
Options written				442,500	66,428,247
Options expired				(185,503)	(15,041,632)
Options exercised				(157,997)	(11,667,921)
Options closed				(64,000)	(29,414,002)
Options outstanding at September 30, 2016				35,000	$10,304,692

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

At September 30, 2016, in connection with securities lending transactions, Franklin Income Fund loaned corporate bonds and notes and received $80,986,713 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk and Defaulted Securities

At September 30, 2016, Franklin Income Fund had 37.2% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

7. Credit Risk and Defaulted Securities (continued)

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2016, the aggregate value of these securities for Franklin Income Fund was $317,986,219, representing 0.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At September 30, 2016, certain or all Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

	Acquisition
Shares Issuer	Dates	Cost	Value
Franklin Income Fund
28,306,773 [a] Halcon Resources Corp	6/29/12 - 10/23/15	$383,820,185	$233,127,308
2,520,000 [b] Rex Energy Corp	7/14/14	138,796,627	1,459,302
Total Restricted Securities (Value is 0.3% of Net Assets)		$522,616,812	$234,586,610

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $191,425,000 as of September 30, 2016.
bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $65,216,829 as of September 30, 2016.

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

At September 30, 2016, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Income Fund
PetroQuest Energy, Inc., Multidraw Term Loan Facility, 10/21/16	$50,000,000

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NOTES TO FINANCIAL STATEMENTS

10. Other Derivative Information

At September 30, 2016, Franklin Income Fund’s investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts	Statements of			Statements of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value

Equity contracts	Investments in securities, at value	$40,650,000	[a]	Options written, at value	$1,735,000

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended September 30, 2016, the effect of derivative contracts in Franklin Income Fund’s Statements of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts			Net Realized		Appreciation
Not Accounted for as	Statement of		Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations		the Year	Operations Locations	for the Year

	Net realized gain (loss) from:			Net change in unrealized
appreciation (depreciation) on:
Equity contracts	Investments	$	—[a]	Investments	$(38,339,000)[a]
	Written options		37,932,814	Written options	8,569,692
Totals			$37,932,814		$(29,769,308)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the
Statements of Operations.

For the year ended September 30, 2016, the average month end fair value of derivatives represented less than 0.1% of average month end net assets. The average month end number of open derivatives contracts for the year was 4.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended September 30, 2016, certain or all Funds held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares/			Shares/
	Principal			Principal
	Amount*			Amount*
	Held at			Held at	Value at
	Beginning	Gross	Gross	End	End of	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)

Franklin Income Fund
Non-Controlled Affiliates
Agrium Inc	7,500,000	—	(7,500,000)	—	$—	$—	$(48,229,021)
CEVA Group PLC,
Pre-Funded L/C, 6.50%,
3/19/21	20,320,197	—	—	20,320,197	—[a]	957,589	—

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

11.	Holdings of 5% Voting Securities of Portfolio Companies (continued)

	Number of				Number of
	Shares/				Shares/
	Principal				Principal
	Amount*				Amount*
	Held at				Held at		Value at
	Beginning	Gross		Gross	End		End of	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year		Year	Income	Gain (Loss)

Franklin Income Fund (continued)
Non-Controlled Affiliates (continued)
CEVA Group PLC, senior
note, first lien, 144A, 4.00%,
5/01/18	174,778,982	—		(10,000,000)	164,778,982	$	—[a]	$4,965,616	$(1,237,500)
CEVA Holdings LLC	91,371	—		—	91,371		31,979,871	—	—
CEVA Holdings LLC, cvt.
pfd., A-1	2,897	—		—	2,897		1,448,625	—	—
CEVA Holdings LLC, cvt.
pfd., A-2	110,565	—		—	110,565		38,697,778	—	—
Halcon Resources Corp	47,500,000	—		(47,500,000)	—		—	—	(71,022,137)
Halcon Resources Corp	—	28,306,773	[b]	—	28,306,773		233,127,308	—	—
Halcon Resources Corp.,
5.75%, cvt. pfd., A	37,000	—		(37,000)[b]	—		—	—	(30,893,776)
Halcon Resources Corp.,
secured note, second lien,
144A, 8.625%, 2/01/20	130,000,000	70,000,000		(10,000,000)	190,000,000		191,425,000	19,457,832	(575,000)
Halcon Resources Corp.,
senior note, 8.875%,
5/15/21	13,375,000	15,300,000		(28,675,000)	—		—	1,297,692	(5,654,907)
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20.	6,500,000	10,000,000		(16,500,000)	—		—	213,010	(3,657,675)
Halcon Resources
Corp.,senior secured note,
third lien, 144A, 13.00%,
2/15/22	341,510,000	118,490,000		(460,000,000)[b]	—		—	—	(33,711,038)
PetroQuest Energy Inc	—	2,588,318	[b]	(1,305,000)	1,283,318		4,440,280	—	—
PetroQuest Energy Inc.,
second lien, secured note,
144A, PIK, 10.00%,
2/15/21	—	58,725,000	[b]	—	58,725,000		38,719,780	38,720	—
PG&E Corp	24,910,000	2,000,000		(16,910,000)	10,000,000		—[a]	—	190,957,267
Rex Energy Corp	—	2,520,000	[b]	—	2,520,000		1,459,302	—	—
Rex Energy Corp	—	19,374,471	[b]	(13,180,209)	6,194,262		3,616,829	—	(31,638,478)
Rex Energy Corp.,second
lien,1.00% to 10/01/17,
8.00% thereafter, 10/01/20 .	—	168,000,000		(58,000,000)[b]	110,000,000		61,600,000	347,097	(1,909,055)
W&T Offshore Inc	—	28,041,726	[b]	—	28,041,726		49,353,438	—	—
W&T Offshore Inc.,second
lien, 144A, PIK, 9.00%,
5/15/20	—	74,140,000	[b]	—	74,140,000		42,339,709	290,791	—
W&T Offshore Inc.,Second
Lien Term Loan, 9.00%,
5/15/20	100,000,000	51,850,000		—	151,850,000		96,424,750	12,424,256	—

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NOTES TO FINANCIAL STATEMENTS

	Number of				Number of
	Shares/				Shares/
	Principal				Principal
	Amount*				Amount*
	Held at				Held at	Value at
	Beginning	Gross		Gross	End	End of	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year	Year	Income	Gain (Loss)

Franklin Income Fund (continued)
Non-Controlled Affiliates (continued)
W&T Offshore Inc., senior
secured, 1.5 lien Term
Loan, 11.00%, 11/15/19	—	75,000,000		—	75,000,000	$75,398,250	$543,956	$—
W&T Offshore Inc., senior
secured note, third lien,
144A, PIK, 8.50%, 6/15/21 .	—	65,903,000	[b]	—	65,903,000	25,211,581	161,074	—
Total Affiliated Securities (Value is 1.1% of Net Assets)						$895,242,501	$40,697,633	$(37,571,320)

Franklin Utilities Fund
Non-Controlled Affiliates
8point3 Energy Partners LP .	1,298,500	—		(1,298,500)	—	$—	$—	$(9,237,297)

*In U.S. dollars unless otherwise indicated.
aAs of September 30, 2016, no longer an affiliate.
bGross addition/reduction was the result of various corporate actions.

12. Reorganization

On March 11, 2016, Franklin Growth Fund (Surviving Fund), pursuant to a plan of reorganization approved on March 9, 2016 by shareholders of Franklin Large Cap Equity Fund (Acquired Fund), a series of Franklin Global Trust, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $30,220,448 of unrealized appreciation (depreciation), through a tax-free exchange of 2,626,568 shares of the Surviving Fund (valued at $158,520,938). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $11,613,893,884.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that had a significant overlap of portfolio holdings, generally similar investment goals, principal investment strategies and principal investment risks. The estimated cost of the reorganization was $110,000 of which the Surviving Fund, the Acquired Fund, Advisers, and Fiduciary Internation-al,Inc., the investment manager of the Acquired Fund, each paid 25%. The allocated portion of the Surviving Fund’s reorganization expenses are included with professional fees and reports to shareholders expenses in the Statements of Operations.

Assuming the reorganization had been completed on October 1, 2015, the Surviving Fund’s pro forma results of operations would have been as follows:

Net Increase
	Net	Net Realized	(Decrease) in
	Investment	and Unrealized	Net Assets from
Period	Income	Gain (Loss)	Operations

For the period October 1, 2015 through September 30, 2016	$76,255,847	$1,318,513,067	$1,394,768,914

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

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NOTES TO FINANCIAL STATEMENTS

13. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended September 30, 2016, the Funds did not use the Global Credit Facility.

14. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of September 30, 2016, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:
Equity Investments[a]	$3,027,197,917	$—	$—	$3,027,197,917
Short Term Investments	17,719,400	—	—	17,719,400
Total Investments in Securities	$3,044,917,317	$—	$—	$3,044,917,317

Franklin Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$11,366,793,846	$—	$—	$11,366,793,846
Short Term Investments	856,457,573	—	—	856,457,573
Total Investments in Securities	$12,223,251,419	$—	$—	$12,223,251,419

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		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Franklin Income Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Energy.	$5,216,018,147	$—	$234,586,610	$5,450,604,757
Financials	4,670,888,200	48,875,000	—	4,719,763,200
Industrials	3,676,165,000	72,126,274	—	3,748,291,274
All Other Equity Investments[a]	21,277,013,392	—	—	21,277,013,392
Equity-Linked Securities	—	10,337,085,701	—	10,337,085,701
Convertible Bonds	—	494,700,810	—	494,700,810
Corporate Bonds	—	29,108,587,591	18,179,719	29,126,767,310
Senior Floating Rate Interests	—	3,113,296,625	—	3,113,296,625
Escrows and Litigation Trusts	—	—	—[c]	—
Options Purchased	40,650,000	—	—	40,650,000
Short Term Investments	1,087,361,640	10,079,713	—	1,097,441,353
Total Investments in Securities	$35,968,096,379	$43,184,751,714	$252,766,329	$79,405,614,422

Other Financial Instruments:
Unfunded Loan Commitments.	$—	$99,500	$—	$99,500

Liabilities:
Other Financial Instruments:
Options Written	$1,735,000	$—	$—	$1,735,000

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$6,566,420,393	$—	$6,566,420,393
Short Term Investments	100,549,302	—	—	100,549,302
Total Investments in Securities	$100,549,302	$6,566,420,393	$—	$6,666,969,695

Franklin Utilities Fund
Assets:
Investments in Securities:
Equity Investments[a]	$6,249,688,967	$—	$—	$6,249,688,967
Corporate Bonds	—	52,451,958	—	52,451,958
Short Term Investments	35,157,723	—	—	35,157,723
Total Investments in Securities	$6,284,846,690	$52,451,958	$—	$6,337,298,648

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common, preferred and convertible preferred stocks as well as other equity investments.
cIncludes securities determined to have no value at September 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

15. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Currency	Selected Portfolio
GBP British Pound Sterling	ADR	American Depositary Receipt
	FHLMC	Federal Home Loan Mortgage Corp.
	FRN	Floating Rate Note
	GP	Graduated Payment
	L/C	Letter of Credit
	MTN	Medium Term Note
	PIK	Payment-In-Kind
	SF	Single Family

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Custodian Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund (seperate portfolios of Franklin Custodian Funds, hereafter referred to as the "Funds") at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended September 30, 2016:

Franklin	Franklin	Franklin
DynaTech Fund	Growth Fund	Utilities Fund

$73,911,708	$367,827,103	$158,181,270

Under Section 871(k)(2)(C) of the Code, Franklin Utilities Fund hereby reports the maximum amount allowable but no less than $11,006,455 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2016.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2016:

Franklin	Franklin	Franklin
Growth Fund	Income Fund	Utilities Fund

100%	22.38%	100%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2016:

Franklin	Franklin	Franklin	Franklin
DynaTech Fund	Growth Fund	Income Fund	Utilities Fund

$13,655,160	$171,522,267	$1,631,383,907	$204,549,474

Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2016:

Franklin U.S.
Franklin	Government
Income Fund	Securities Fund

$1,696,500,694	$198,195,368

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1976	143	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	143	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	143	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson	Trustee	Since 2007	143	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	117	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	159	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	143	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1983
	Vice President	and Vice President
since 1982
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and Since 2010		Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906	– AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President Since 2013		Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

132 Annual Report

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FRANKLIN CUSTODIAN FUNDS

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting
Policies and Procedures (Policies) that the Trust uses to
determine how to vote proxies relating to portfolio securities.
Shareholders may view the Trust’s complete Policies online at
franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request
to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,
Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of
the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the
U.S. Securities and Exchange Commission for the first and
third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s
website at sec.gov. The filed form may also be viewed and
copied at the Commission’s Public Reference Room in
Washington, DC. Information regarding the operations of the
Public Reference Room may be obtained by calling (800)
SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six
months as well as an annual updated summary prospectus
(prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus.
This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At
any time you may view current prospectuses/summary
prospectuses and financial reports on our website. If you
choose, you may receive these documents through electronic
delivery.

franklintempleton.com

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Contents

Franklin Focused Growth Fund	2
Performance Summary	5
Your Fund’s Expenses	6
Financial Highlights and Statement of Investments	7
Financial Statements	10
Notes to Financial Statements	13
Report of Independent Registered
Public Accounting Firm	19
Tax Information	20
Board Members and Officers	21
Shareholder Information	25

1	Annual Report

Franklin Focused Growth Fund

We are pleased to bring you this annual report for Franklin Focused Growth Fund, which covers the period since the Fund’s inception on April 12, 2016, through September 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing in a portfolio of approximately 20–50 stocks that the investment manager believes have favorable growth, quality and valuation characteristics.

Performance Overview

For the period since inception on April 12, 2016, through September 30, 2016, the Fund’s Advisor Class shares had a cumulative total return of +9.30%. In comparison, the Russell 1000® Growth Index, which measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +5.61% total return.1 You can find more of the Fund’s performance data in the Performance Summary on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy expanded during the period. The economy grew at a slightly faster pace in 2016’s third quarter, compared to the second quarter, mainly due to increases in consumer spending, business investment and exports. Manufacturing conditions remained volatile. The services sector continued to grow throughout the period. The unemployment rate began the period at 5.0% in April, dipped slightly in May, and then ticked back up to 5.0% in September.2 Monthly retail sales were volatile during the review period, and overall retail sales declined in August but rose in September, driven by sales in auto and auto components dealers, gasoline stations and grocery stores. Inflation, as measured by the Consumer Price Index, remained relatively subdued during the period.

The U.S. Federal Reserve (Fed) kept its target interest rate at 0.25–0.50%, while considering when an increase might be appropriate. In July, the Fed Chair signaled the possibility of a near-term increase in interest rates citing strengthening labor

1. Source: Morningstar. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
TheSOIbeginsonpage8.

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2

FRANKLIN FOCUSED GROWTH FUND

market conditions and the Fed’s optimism about future economic growth. However, following lower-than-expected job growth in August, the Fed kept interest rates unchanged at its September meeting and lowered its forecast for 2016 U.S. economic growth.

U.S. equity markets rose during the period, benefiting from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies, and ongoing easy-money policies from key central banks. The rally in crude oil prices and the Fed’s decision to keep interest rates unchanged near period-end boosted investor confidence. However, the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”) and global growth concerns weighed on market sentiment. The broad U.S. stock market ended the period higher, as measured by the S&P 500 Index.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Under normal market conditions, we will invest predominantly in equity securities of companies that we believe offer compelling growth opportunities. The equity securities in which we will invest are predominantly common stock. We may invest in companies of any size, including small and medium capitalization companies. In addition to our main investments, we may invest a portion (up to 25%) of net assets in foreign securities. We will generally seek to maintain a portfolio consisting of securities of approximately 20–50 companies. Although we seek investments across a number of sectors, from time to time, based on economic conditions, we may have significant positions in particular sectors.

Manager’s Discussion

During the period under review, all investment sectors contributed to absolute performance including information technology (IT), consumer discretionary and health care.3 In IT, ARM Holdings was a major contributor.4 ARM is the leading licensor of merchant microprocessor architecture. ARM-based microprocessor cores power a majority of the world’s smart phones. ARM’s architecture rapidly gained share in the massive 32-bit microcontroller market during the period. Also, ARM’s business model, licenses and royalties generated the excellent operating margins. Social media company Facebook also helped Fund returns. The company continued to outperform expectations, and grew its advertising revenues for three consecutive quarters based on continued strong customer engagement, strong performance of its immersive advertising formats, and the initial ramp up of the monetization of its Instagram division. Chinese Internet portal Tencent Holdings was another key contributor. The company’s accelerated revenue growth was driven by the popularity of WeChat, a leading social/messaging platform in China. Tencent also built out its ecosystem around its social media platforms, which included games, subscriptions, advertising and online-to-offline services.

The consumer discretionary sector also helped Fund performance during the period. Internet retailer Amazon.com enjoyed strong performance, driven by record-breaking sales during its Prime Day promotion. Discount retailer Dollar Tree delivered solid results at its core Dollar Tree stores and continued to make progress improving and integrating its acquired Family Dollar stores.

Top 10 Holdings

9/30/16

Company	% of Total
Sector/Industry	Net Assets
Amazon.com Inc.	6.7%
Internet & Direct Marketing Retail
Alphabet Inc.	5.9%
Internet Software & Services
Facebook Inc.	5.6%
Internet Software & Services
Visa Inc.	3.9%
IT Services
Celgene Corp.	3.8%
Biotechnology
Microsoft Corp.	3.7%
Software
Adobe Systems Inc.	3.2%
Software
Constellation Brands Inc.	3.0%
Beverages
Equinix Inc.	3.0%
Real Estate Investment Trusts (REITs)
Raytheon Co.	3.0%
Aerospace & Defense

3. The IT sector comprises communications equipment, Internet software and services, IT Services, semiconductors and semiconductor equipment, and softwareintheSOI.
The consumer discretionary sector comprises hotels, restaurants and leisure; Internet and direct marketing retail; multiline retail; and textiles, apparel and luxury goods in the
SOI. The health care sector comprises biotechnology, health care equipment and services, health care providers and services, and life sciences tools and services in the SOI.
4. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FOCUSED GROWTH FUND

In health care, IDEXX Laboratories performed well after its successful transition to a direct sales model boosted sales and profits. Shares of precision instrument manufacturer Mettler-Toledo International benefited from strong earnings growth based on strong execution of its operating platforms and a more aggressive share buyback program. Also, the company’s new business-management software enabled improved margins and capital management.

Some individual positions detracted from Fund results. Shares of biopharmaceutical company Bristol-Myers Squibb4 declined after Phase 3 trials of its lung cancer therapy Opdivo failed, bringing into question the company’s leadership in next-generation oncology medicines. Biopharmaceutical company Celgene Corporation had weak performance during the period. The company’s solid tumor therapy franchise was impacted by increased competition from immuno-oncology drugs. Also, Celgene lacked meaningful pipeline catalysts to drive outperformance. Furthermore, the company lagged its peers that provided dividends, which disappointed investors seeking yields.

Sportswear maker NIKE underperformed primarily because growth decelerated. Sales during the period were impacted by one-time factors including sports retailer bankruptcies and unfavorable weather leading to excess inventory.

Beauty products maker Estee Lauder Companies was negatively affected by unfavorable currency exchange rates due to its exposure to emerging markets, including China, whose growth trends have slowed during the past two years. Digital content company Netflix suffered during the period after its effort to enroll new subscribers failed to meet expectations. The company also raised prices for long-time subscribers.

Software engineering and IT consulting services provider EPAM Systems underperformed the IT sector during the period. This underperformance can be attributed to industry weakness based on investor concerns about tightening IT budgets and pricing pressure on new services contracts. Also, the company had high exposure to Europe, and its client list included large European banks. Given the Brexit-inspired economic weakness in the region and investors’ perceived financial instability of European banks, EPAM underperformed relative to other IT services companies with less exposure to Europe.

Salesforce.com, a developer of business software, made several acquisitions during the period. The company’s billings results in its second quarter, however, were disappointing, which further stoked investor fears in light of the recent acquisitions.

General Electric Company delivered strong performance in its fiscal year 2015. Its performance during the Fund’s reporting period, however, lagged the industrial sector as a result of relative underleverage to the short-cycle industrial recovery that began in February.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FOCUSED GROWTH FUND

Performance Summary as of September 30, 2016

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 9/30/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

Total Annual Operating Expenses[4]
	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]	(with waiver)	(without waiver)

Advisor			1.00%	4.52%
Since Inception (4/12/16)	+9.30%	+9.30%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/3/17. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5 Annual Report

FRANKLIN FOCUSED GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value[1]	Value 9/30/16	4/12/16–9/30/16[2,3]	Value 9/30/16	4/1/16–9/30/16[2,3]	Ratio[3]

Advisor	$1,000	$1,093.00	$4.89	$1,018.69	$5.05	1.00%

1. April 12, 2016 for Actual; April 1, 2016 for Hypothetical.
2. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by183/366 to reflect the one-half year period for Hypothetical expenses. For Actual expenses, the multiplier is 171/366 to reflect the number of days since commencement of operations.
3. Reflects expenses after fee waivers and expense reimbursements.

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6

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Focused Growth Fund
Period Ended
September 30,
2016 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)
Net realized and unrealized gains (losses)	0.94
Total from investment operations	0.93
Net asset value, end of period	$10.93

Total return[d]	9.30%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	4.76%
Expenses net of waiver and payments by affiliates	1.00%
Net investment income (loss)	(0.18)%

Supplemental data
Net assets, end of period (000’s)	$2,732
Portfolio turnover rate	7.46%

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

7	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2016
Franklin Focused Growth Fund
	Shares	Value

Common Stocks 97.6%
Aerospace & Defense 3.0%
Raytheon Co	600	$81,678
Beverages 4.9%
Constellation Brands Inc., A	500	83,245
[a] Monster Beverage Corp	350	51,384
		134,629
Biotechnology 5.4%
[a] Biogen Inc	140	43,824
[a] Celgene Corp	1,000	104,530
		148,354
Capital Markets 3.9%
BlackRock Inc	200	72,492
MarketAxess Holdings Inc	200	33,118
		105,610
Communications Equipment 2.0%
[a] Palo Alto Networks Inc	350	55,766
Food & Staples Retailing 2.0%
Costco Wholesale Corp	350	53,379
Health Care Equipment & Supplies 6.5%
Danaher Corp	550	43,114
[a] DexCom Inc	400	35,064
[a] Edwards Lifesciences Corp	500	60,280
[a] IDEXX Laboratories Inc	350	39,456
		177,914
Health Care Providers & Services 2.1%
UnitedHealth Group Inc	400	56,000
Hotels, Restaurants & Leisure 2.5%
Starbucks Corp	1,250	67,675
Industrial Conglomerates 3.7%
3M Co	300	52,869
General Electric Co	1,600	47,392
		100,261
Internet & Direct Marketing Retail 8.5%
[a] Amazon.com Inc	220	184,208
[a] Netflix Inc	200	19,710
[a] The Priceline Group Inc	20	29,430
		233,348
Internet Software & Services 15.7%
[a] Alibaba Group Holding Ltd., ADR (China)	400	42,316
[a] Alphabet Inc., A	200	160,812
[a] Facebook Inc., A	1,200	153,924
[a] Nutanix Inc., A	100	3,700
Tencent Holdings Ltd. (China)	2,500	68,653
		429,405

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8

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Focused Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
IT Services 7.8%
[a] EPAM Systems Inc	350	$24,258
Mastercard Inc., A	800	81,416
Visa Inc., A	1,300	107,510
		213,184
Life Sciences Tools & Services 2.3%
[a] Mettler-Toledo International Inc	150	62,975
Machinery 1.5%
Fortive Corp	800	40,720
Multiline Retail 1.7%
[a] Dollar Tree Inc	600	47,358
Oil, Gas & Consumable Fuels 1.3%
[a] Concho Resources Inc	250	34,338
Personal Products 1.7%
ELF Beauty Inc	100	2,812
Estee Lauder Cos. Inc., A	500	44,280
		47,092
Professional Services 1.0%
[a] Verisk Analytics Inc	350	28,448
Real Estate Investment Trusts (REITs) 5.9%
American Tower Corp	700	79,331
Equinix Inc	230	82,857
		162,188
Semiconductors & Semiconductor Equipment 2.0%
Xilinx Inc	1,000	54,340
Software 11.0%
[a] Adobe Systems Inc	800	86,832
Microsoft Corp	1,750	100,800
[a] Salesforce.com Inc	1,000	71,330
[a] Workday Inc., A	450	41,260
		300,222
Textiles, Apparel & Luxury Goods 1.2%
NIKE Inc., B	600	31,590
Total Common Stocks (Cost $2,439,113)		2,666,474
Total Investments (Cost $2,439,113) 97.6%		2,666,474
Other Assets, less Liabilities 2.4%		65,598
Net Assets 100.0%.		$2,732,072

See Abbreviations on page 18.

aNon-income producing.

9	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statement of Assets and Liabilities
September 30, 2016

Franklin Focused Growth Fund

Assets:
Investments in securities:
Cost	$2,439,113
Value	$2,666,474
Cash	60,549
Receivables:
Dividends	918
Affiliates.	47,939
Offering costs.	26,575
Total assets	2,802,455
Liabilities:
Payables:
Investment securities purchased	1,600
Professional fees	67,324
Accrued expenses and other liabilities	1,459
Total liabilities	70,383
Net assets, at value	$2,732,072
Net assets consist of:
Paid-in capital	$2,495,247
Undistributed net investment income	2,576
Net unrealized appreciation (depreciation)	227,361
Accumulated net realized gain (loss)	6,888
Net assets, at value	$2,732,072
Shares outstanding	250,000
Net asset value and maximum offering price per share	$10.93

The accompanying notes are an integral part of these financial statements. | Annual Report 10

FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statement of Operations
for the period ended September 30, 2016a

Franklin Focused Growth Fund

Investment income:
Dividends	$10,002
Expenses:
Management fees (Note 3a)	10,372
Custodian fees (Note 4)	12
Reports to shareholders	1,924
Registration and filing fees	266
Professional fees	32,633
Amortization of offering costs	23,425
Other	1,881
Total expenses	70,513
Expenses waived/paid by affiliates (Note 3e)	(58,311)
Net expenses	12,202
Net investment income (loss)	(2,200)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	6,888
Foreign currency transactions	23
Net realized gain (loss)	6,911
Net change in unrealized appreciation (depreciation) on investments	227,361
Net realized and unrealized gain (loss)	234,272
Net increase (decrease) in net assets resulting from operations	$232,072

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.

11	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statement of Changes in Net Assets

Franklin Focused Growth Fund

Period Ended
September 30, 2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,200)
Net realized gain (loss)	6,911
Net change in unrealized appreciation (depreciation)	227,361
Net increase (decrease) in net assets resulting from operations	232,072
Capital share transactions (Note 2)	2,500,000
Net increase (decrease) in net assets	2,732,072
Net assets:
End of period	$2,732,072
Undistributed net investment income included in net assets:
End of period	$2,576

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.

The accompanying notes are an integral part of these financial statements. | Annual Report 12

FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements

Franklin Focused Growth Fund

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Focused Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class its exchange privilege and fees primarily due to a differing arrangements for distribution and transfer agent fees.

The Fund commenced operations effective April 12, 2016 with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

13	Annual Report

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of September 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These

Annual Report

14

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses are allocated daily to each of the shares classes based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

2. Shares of Beneficial Interest

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

At September 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended
	September 30, 2016[a]
	Shares	Amount
Shares sold	250,000	$2,500,000
[a]For the period April 12, 2016 (commencement of operations) to September 30, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

15	Annual Report

FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.850%	Up to and including $500 million
0.800%	Over $500 million, up to and including $1 billion
0.750%	Over $1 billion, up to and including $3 billion
0.730%	Over $3 billion, up to and including $5 billion
0.700%	In excess of $5 billion

For the period ended September 30, 2016, the annualized effective investment management fee rate was 0.850% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on each of the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

e. Waiver and Expense Reimbursements

Advisers and FT Services contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) of the Fund do not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 3, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

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16

FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

3.	Transactions with Affiliates (continued)
f.	Other Affiliated Transactions

At September 30, 2016, Franklin Resources Inc. owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended September 30, 2016, there were no credits earned.

5. Income Taxes

At September 30, 2016, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,439,113

Unrealized appreciation	$254,472
Unrealized depreciation	(27,111)
Net unrealized appreciation (depreciation)	$227,361
Distributable earnings - undistributed ordinary income	$9,463

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2016, aggregated $2,624,320 and $192,096, respectively.

7. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

17	Annual Report

FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

Franklin Focused Growth Fund (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

8. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR American Depository Receipt

Annual Report

18

FRANKLIN CUSTODIAN FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Focused Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Focused Growth Fund (the “Fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period April 12, 2016 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2016

19	Annual Report

FRANKLIN CUSTODIAN FUNDS

Tax Information (unaudited)

Franklin Focused Growth Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $8,313 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended September 30, 2016.

Distributions, including qualifies dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN CUSTODIAN FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1976	143	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	137	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	143	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	143	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

21	Annual Report

FRANKLIN CUSTODIAN FUNDS

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson	Trustee	Since 2007	143	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	117	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	159	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	143	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1983
	Vice President	and Vice President
since 1982
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Annual Report

22

FRANKLIN CUSTODIAN FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and Since 2010		Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906	– AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President Since 2013		Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

23	Annual Report

FRANKLIN CUSTODIAN FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report

24

FRANKLIN CUSTODIAN FUNDS FRANKLIN FOCUSED GROWTH FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

25	Annual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $467,181 for the fiscal year ended September 30, 2016 and $466,850 for the fiscal year ended September 30, 2015.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $9,033 for the fiscal year ended September 30, 2016 and $8,856 for the fiscal year ended September 30, 2015. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2016 and $36,043 for the fiscal year ended September 30, 2015. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $539,168 for the fiscal year ended September 30, 2016 and $387,983 for the fiscal year ended September 30, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $548,201 for the fiscal year ended September 30, 2016 and $432,882 for the fiscal year ended September 30, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially  affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2016

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  November 25, 2016